UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Clipper Realty Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 30, 2025

Dear Fellow Stockholder:

On behalf of the Board of Directors of Clipper Realty Inc., a Maryland corporation, I cordially invite you to attend our 2025 Annual Meeting of Stockholders on Wednesday, June 18, 2025, at the offices of Clipper Realty Inc., at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219, at 11:00 a.m. (Eastern Daylight Time).

The notice of meeting and proxy statement that follow describe the business we will consider at the meeting. We sincerely hope you will be able to attend the meeting; however, whether or not you are personally present, your vote is very important. We are pleased to offer multiple options for voting your shares. You may vote your shares via the Internet, via telephone, via mail or in person, as described in the proxy statement. Thank you for your continued support of Clipper Realty Inc.

Sincerely yours,

/s/ David Bistricer

David Bistricer
Chief Executive Officer and Co-Chairman of the Board of Directors

The Notice of 2025 Annual Meeting of Shareholders, the proxy statement and form of proxy are being distributed and made available on or about April 30, 2025.

Clipper Realty Inc.
4611 Twelfth Avenue, Suite 1L
Brooklyn, New York, 11219
(718) 438-2804

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Please join us for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Clipper Realty Inc., a Maryland corporation. The meeting will be held at 11:00 a.m. (Eastern Daylight Time), on Wednesday, June 18, 2025, at the offices of Clipper Realty Inc., at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219.

At the Annual Meeting, our stockholders will consider and vote on the following matters:

(1)	The election of seven directors, each to serve until the next annual meeting of our stockholders or until their respective successors are duly elected and qualified;

(2)	The ratification of the appointment of PKF O’Connor Davies, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	The approval of the Company’s 2025 Omnibus Incentive Compensation Plan;

(4)	The approval of the Company’s 2025 Non-Employee Director Plan; and

(5)	Any other business properly introduced at the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

You must own shares of Clipper Realty Inc. common stock or special voting stock as of the close of business on April 30, 2025, the record date for the Annual Meeting, or hold a valid proxy from a record holder as of the record date, to attend and vote at the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting. If you plan to attend, please bring proper photo identification and, if your shares are held in “street name” (i.e., through a broker, bank or other nominee), a copy of a brokerage statement reflecting your stock ownership in shares of our common stock or special voting stock as of the close of business on April 30, 2025. Regardless of whether you will attend, please authorize your proxy electronically via the Internet, via telephone, or by completing and mailing your proxy card, so that your vote can be cast at the Annual Meeting in accordance with your instructions. For specific instructions on authorizing a proxy, please refer to the instructions on the proxy card, or, if your shares are held in street name, the instructions provided by your broker, bank or other nominee. Authorizing a proxy in any of these ways will not prevent you from voting in person at the Annual Meeting if you are a stockholder of record as of the record date for the Annual Meeting or if you hold a proxy from a record holder as of the record date for the Annual Meeting.

By Order of the Board of Directors,

/s/ Lawrence Kreider

Lawrence Kreider

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on June 18, 2025: As permitted by rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are making this Notice of 2025 Annual Meeting of Stockholders, the accompanying Proxy Statement and our 2024 Annual Report available to stockholders electronically via the Internet at www.proxyvote.com. On or about April 30, 2025, we will mail to our stockholders a notice (the “Notice”) containing instructions on how to access this Notice of 2025 Annual Meeting of Stockholders, the accompanying Proxy Statement and our 2024 Annual Report and how to vote via the Internet or by telephone.

The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and should be reviewed before voting. The notice also contains instructions on how to request a printed copy of the proxy materials. In addition, you may elect to receive future proxy materials in printed form via mail or electronically via e-mail by following the instructions included in the notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail, unless you elect otherwise.

Clipper Realty Inc.
4611 Twelfth Avenue, Suite 1L
Brooklyn, New York 11219
(718) 438-2804

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL	6
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	6
PROPOSAL NO. 1 ELECTION OF DIRECTORS	12
INFORMATION ABOUT THE BOARD	15
BOARD STRUCTURE AND LEADERSHIP	15
EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS	15
DIRECTOR INDEPENDENCE	16
BOARD MEETINGS	16
BOARD COMMITTEES	16
AUDIT COMMITTEE REPORT	19
CORPORATE GOVERNANCE	20
GOVERNANCE DOCUMENTS	20
CODE OF BUSINESS CONDUCT AND ETHICS	20
ROLE OF THE BOARD IN RISK OVERSIGHT	20
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	21
COMMUNICATIONS WITH THE BOARD	21
NOMINATION PROCESS FOR DIRECTOR CANDIDATES	22
AUDIT COMMITTEE FINANCIAL EXPERIENCE	23
AUDIT COMMITTEE PRE-APPROVAL POLICY	24
PRINCIPAL ACCOUNTANT FEES AND SERVICES	24
BOARD ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS	24

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
PROPOSAL NO. 3 APPROVAL OF 2025 OMNIBUS INCENTIVE COMPENSATION PLAN	26
PROPOSAL NO. 4 APPROVAL OF 2025 NON-EMPLOYEE DIRECTOR PLAN	34
EXECUTIVE OFFICERS	39
EXECUTIVE COMPENSATION	40
STOCK OWNERSHIP	47
PRINCIPAL STOCKHOLDERS	47
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	50
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS	53
STOCKHOLDER PROPOSALS	54
OTHER MATTERS	54

APPENDIX A – CLIPPER REALTY INC. 2025 OMNIBUS INCENTIVE COMPENSATION PLAN

APPENDIX B – CLIPPER REALTY INC. 2025 NON-EMPLOYEE DIRECTOR PLAN

GENERAL

This proxy statement (the “Proxy Statement”) and accompanying proxy card are available beginning on or about April 30, 2025, in connection with the solicitation of proxies by the Board of Directors of Clipper Realty Inc., for use at the 2025 Annual Meeting of Stockholders, which we may refer to alternatively in this Proxy Statement as the “Annual Meeting.” We may refer to Clipper Realty Inc. in this Proxy Statement as the “Company,” “we,” “us” or “our,” and we may refer to our Board of Directors as the “Board.” A copy of our Annual Report for the 2024 fiscal year, including audited financial statements, is being made available simultaneously with this Proxy Statement to each stockholder.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

Our Board is making these materials available to you over the Internet, or by delivering paper copies to you if you elect to receive proxy materials in printed form, in connection with Clipper Realty Inc.’s 2025 Annual Meeting of Stockholders. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide under the Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a paper copy of the proxy materials?

Pursuant to Rule 14a-16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record on or about April 30, 2025, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice to such beneficial owners. All stockholders will have the ability to access the proxy materials, including this Proxy Statement and our 2024 Annual Report, on the website referred to in the Notice, or to request to receive a printed copy of the proxy materials. Instructions on how to request a printed copy via mail or electronically, including an option to request paper copies on an ongoing basis, may be found in the Notice and on the website referred to in the Notice. We intend to mail this Proxy Statement, together with a proxy card and the 2024 Annual Report, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.

How do I vote?

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, and you want to vote in person, you will need to obtain a legal proxy from the institution that holds your shares.

If your shares are held in your name, there are three ways for you to authorize a proxy:

(1)	If you received a paper copy of the proxy materials via mail, sign, date and mail the proxy card in the enclosed return envelope;

(2)	Call 1-800-690-6903; or

(3)

Log on to the Internet at www.proxyvote.com, and follow the instructions on that site. Your Notice will also provide your unique 16 -digit control number needed to access the Company’s Annual Meeting information.

Telephone and Internet proxy` authorizations will close at 11:59 p.m. (Eastern Daylight Time) on June 17, 2025.

If your shares are held in the name of your broker, bank or other nominee, you should receive separate instructions from the holder of your shares describing how to provide voting instructions.

Even if you plan to attend the Annual Meeting, we recommend that you authorize a proxy in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I vote my shares by completing and returning the Notice?

No. The Notice will, however, provide instructions on how to vote via the Internet, via telephone, via requesting and returning a paper proxy card or voting instruction card, or via submitting a ballot in person at the Annual Meeting.

Where and when is the Annual Meeting?

The Annual Meeting will be held at 11:00 a.m. (Eastern Daylight Time) on Wednesday, June 18, 2025, at the offices of Clipper Realty Inc., at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219.

Who can attend the Annual Meeting?

All of our stockholders of record as of the close of business on April 30, 2025, the record date for the Annual Meeting, may attend the Annual Meeting. You should be prepared to present proper photo identification for admittance. Authorizing a proxy in response to this solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to provide proof of beneficial ownership as of April 30, 2025, such as a copy of a brokerage statement reflecting your stock ownership as of April 30, 2025, or a voting instruction form provided by your broker, banker or other nominee, or other similar evidence of ownership, as well as your photo identification, to gain admittance to the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, you may consider and vote on:

(1)	the election of seven directors;

(2)	the ratification of the appointment of PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	the approval of the 2025 Omnibus Incentive Compensation Plan;

(4)	the approval of the 2025 Non-Employee Director Plan; and

(5)	any other business properly introduced at the Annual Meeting.

What are the Board’s recommendations?

The Board recommends a vote:

●	“FOR” the election of each director nominee named in this Proxy Statement (see Proposal No. 1);

●	“FOR” the ratification of the appointment of PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (see Proposal No. 2);

●	“FOR” the approval of the 2025 Omnibus Incentive Compensation Plan (see Proposal No. 3); and

●	“FOR” the approval of the 2025 Non-Employee Director Plan (see Proposal No. 4).

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as noted immediately above, and in their discretion on any other business properly introduced at the Annual Meeting.

Who may vote?

You may vote if you owned shares of our common stock or special voting stock of record at the close of business on April 30, 2025, which is the record date for the Annual Meeting. As of April 30, 2025, we had 16,146,546 shares of common stock and 26,317,396 shares of special voting stock outstanding, for an aggregate of 42,463,942 shares of voting stock outstanding. Holders of our special voting stock and common stock vote together as a single class on all matters on which our common stockholders are entitled to vote. Each share of our common stock and each share of our special voting stock is entitled to one vote.

Who counts the votes?

A representative of Broadridge Financial Solutions will tabulate the votes and a representative of the Company will act as the independent inspector of the election.

What is a quorum for the Annual Meeting?

The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum. As of April 30, 2025, there were 42,463,942 shares of voting stock outstanding, comprised of 16,146,546 shares of common stock and 26,317,396 shares of special voting stock. Accordingly, holders of 21,231,971 shares of voting stock must be present in person or by proxy at the Annual Meeting to constitute a quorum. No business may be conducted at the Annual Meeting if a quorum is not present.

If a quorum is not present at the Annual Meeting, the Chairman of the meeting may adjourn the Annual Meeting to another date, time or place, not later than 120 days after the original record date of April 30, 2025, without notice other than announcement at the Annual Meeting. We may also postpone or cancel the Annual Meeting by making a public announcement of the postponement or cancellation before the time scheduled for the Annual Meeting. In the event of a postponement, the original record date of April 30, 2025, shall continue to apply unless the meeting is postponed to a date that is more than 120 days after the original record date.

What vote is required to approve an item of business at the Annual Meeting?

In the election of directors, you may vote “FOR” or “WITHHOLD” with respect to each of the director nominees. In tabulating the voting results for the election of directors, only votes “FOR” director nominees are counted. “WITHHOLD” votes will not have an effect on the outcome of the election of directors.

To be elected as a director (Proposal No. 1), a nominee must receive a plurality of all the votes cast in the election of directors. A plurality means that the seven persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

For the ratification of the appointment of PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm for fiscal year ending December 31, 2025 (Proposal No. 2), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” The affirmative vote of a majority of the votes cast on the proposal is required to ratify the appointment of PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm. If you elect to abstain from voting on this proposal, the abstention will have no effect on the result of the vote, although your shares will be considered present for determining the presence of a quorum, with respect to this proposal.

For the approval of the 2025 Omnibus Incentive Compensation Plan (Proposal No. 3), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” The affirmative vote of a majority of the votes cast on the proposal is required to approve the 2025 Omnibus Incentive Compensation Plan. If you elect to abstain from voting on this proposal, the abstention will have no effect on the result of the vote, although your shares will be considered present for determining the presence of a quorum, with respect to this proposal.

For the approval of the 2025 Non-Employee Director Plan (Proposal No. 4), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” The affirmative vote of a majority of the votes cast on the proposal is required to approve the 2025 Non-Employee Director Plan. If you elect to abstain from voting on this proposal, the abstention will have no effect on the result of the vote, although your shares will be considered present for determining the presence of a quorum, with respect to this proposal.

If you are a stockholder of record as of the record date for the Annual Meeting and you authorize a proxy (whether via Internet, telephone or mail) without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter. If you are a stockholder of record as of the record date for the Annual Meeting and you fail to authorize a proxy or vote in person, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any of the matters to be considered at the Annual Meeting.

What is a broker non-vote?

If you hold your shares through a broker, bank or other nominee, under the rules of the New York Stock Exchange (“NYSE”), your broker, bank or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal. A “broker non-vote” results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner. A broker non-vote is not considered a vote cast on a proposal; however, stockholders delivering a properly executed broker non-vote will be counted as present for purposes of determining whether a quorum is present.

If you hold your shares in a brokerage account, then, under NYSE rules and Maryland law:

●

With respect to Proposal No. 1 (Election of Directors), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the election of directors.

●

With respect to Proposal No. 2 (Ratification of Appointment of Independent Registered Public Accounting Firm), your broker, bank or other nominee is entitled to vote your shares on this matter if no instructions are received from you.

●

With respect to Proposal No. 3 (Approval of the 2025 Omnibus Incentive Compensation Plan), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the result of the vote on the proposed approval of the plan,

●

With respect to Proposal No. 4 (Approval of the 2025 Non-Employee Director Plan), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the result of the vote on the proposed approval of the plan.

Can I revoke my proxy?

Yes, if your shares are held in your name, you can revoke your proxy by:

●	filing written notice of revocation with our Secretary before our Annual Meeting at the address shown on the front of this Proxy Statement or at our Annual Meeting;

●	submitting a proxy card bearing a later date; or

●	voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not, by itself, revoke a properly executed proxy. If your shares are held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your shares regarding how to revoke your proxy.

What happens if additional matters are presented at the Annual Meeting?

Other than the four proposals described in this Proxy Statement, we are not aware of any business that may properly be brought before the Annual Meeting. If any other matters are properly introduced for a vote at the Annual Meeting and if you properly authorize a proxy, the persons named as proxy holders will vote in their discretion on any such additional matters. As of the date of this Proxy Statement, our Board is not aware of any other individual who may properly be nominated for election as a director at the Annual Meeting or of any nominee who is unable or unwilling to serve as a director. If any nominee named in this Proxy Statement is unwilling or unable to serve as a director, our Board may nominate another individual for election as a director at the Annual Meeting, and the persons named as proxy holders will vote for the election of any substitute nominee.

Who pays for this proxy solicitation?

We will bear the expense of distributing this Proxy Statement and the proxies we solicit. Proxies may be solicited by our directors and officers in person, via the Internet or via telephone, without additional remuneration.

We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock or special voting stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy via the Internet, or via telephone, or via completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.

Where can I find corporate governance materials?

Our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, and the charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Investment Committee, are available on the Investors section of our website at www.clipperrealty.com. The Company’s website address provided above and elsewhere in this Proxy Statement is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

NO PERSON IS AUTHORIZED ON OUR BEHALF TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will elect seven directors to serve until our next annual meeting of stockholders or until their respective successors are elected and qualified. The Board seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In nominating candidates, the Board considers a diversified membership in the broadest sense, including persons diverse in experience, gender and ethnicity. The Board does not discriminate on the basis of race, color, national origin, gender, religion, disability or sexual preference. Our director nominees were nominated by the Board based on the recommendation of the Nominating and Corporate Governance Committee. They were selected on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, their ability to make independent analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, and an ability to work collegially. We also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. All nominees are presently directors of Clipper Realty Inc. and each of the nominees has consented, if elected as a director, to serve until his term expires.

If a nominee is unable to serve as a director, your proxy holder will vote for any substitute nominee proposed by the Board.

Name	Age	Position	Director Since
David Bistricer	75	Co-Chairman of the Board, Chief Executive Officer	2015
Sam Levinson	51	Co-Chairman of the Board, Chairman of the Investment Committee	2015
Howard M. Lorber †	76	Director, Chairman of the Audit Committee and the Compensation Committee	2015
Richard N. Burger †	74	Director	2018
Robert J. Ivanhoe †	72	Director, Chairman of the Nominating and Corporate Governance Committee	2015
Harmon S. Spolan †	89	Director	2018
Roberto A. Verrone	56	Director	2015

† Independent within the meaning of the NYSE listing standards.

David Bistricer has served as the Chief Executive Officer of the Company since August 2015 and has been the managing member of Clipper Equity LLC (“Clipper Equity”), which owns interests in and controls and manages entities that own interests in multi-family and commercial properties in the New York metropolitan area (as more fully described under the heading “Certain Relationships and Related Party Transactions”), for more than 10 years. From January 1999 through February 2011, he served as Co-Chairman of the Board of Directors of Coleman Cable, Inc. (Nasdaq: CCIX), a manufacturer of wire and cable. He was previously Co-Chairman of the Board of Directors of Riblet Products Corporation from January 1987 until its merger with Coleman Cable, Inc., in 2000. Mr. Bistricer also was the managing member of Berkshire Capital LLC and Morgan Capital, real estate investment firms that are no longer active, for more than 10 years. He has also been the managing member and investor in a number of real estate investments unrelated to those of the Company, principally in the New York City area, since approximately 1978. Mr. Bistricer brings to our Board industry experience, leadership abilities and strategic insight that make him a valuable asset as Co-Chairman.

Sam Levinson is a principal and a managing partner at Glick Family Investments, a private family office located in New York, New York. Mr. Levinson is the Founder, Co-Chairman and head of the Investment Committee of the Company. In October 2024 Mr. Levinson joined the board of Five Point Holdings (NYSE:FPH), a large, California based, diversified land development company.  Mr. Levinson currently serves as a director of the board of AU10TIX Technologies B.V., a position he has held since June 2021. Since 2011 Mr. Levinson has served as Director of Dynasty Financial Partners, LLC, which provides investment and technology platforms for independent financial, investment, and wealth management advisors. In 2006, he joined the Board of American European Group Insurance Company headquartered in New York. He is the Founder, President and controlling shareholder of Trapeze Inc., a diversified real estate investment company, where he has served since its inception in 2001.  From 2004 to 2015 Mr. Levinson was a Director of Canary Wharf Group, a U.K. property developer and manager of over 16 million square feet of Class A office and retail space. In addition, he was a member of the Operating Committee and was the Chairman of the Audit Committee. He served as a non-Executive Director of Songbird Estates, Canary Wharf Group's holding company, from April 2004 to February 2015. In 2013 Mr. Levinson was appointed to the Board of Stonegate Mortgage Corporation (NYSE: SGM) and is the Chairman of the Compensation Committee. From 2005 until 2013 Mr. Levinson was a Director of Coleman Cable Inc., a manufacturer of wire and cable in the U.S. Additionally, Mr. Levinson was appointed as a director of West Coast Bancorp of Portland, Oregon in February 2011 and served until its sale in April 2013. Sam lives in Monsey, New York with his wife and daughters.  We believe Mr. Levinson is qualified to serve as Co-Chairman of our Board because of his extensive background in both global real estate and investment management.

Howard M. Lorber has been Executive Chairman of Nathan’s Famous, Inc. since January 2007 and a director since 1987. He served as President and Chief Executive Officer of Vector Group Ltd. and Chief Executive Officer of its wholly owned subsidiary, New Valley, LLC until October 2024. Mr. Lorber also served as Chairman of the Board of Directors, President and Chief Executive Officer of Douglas Elliman Inc., the sixth largest residential real estate brokerage company in the United States; and Executive Chairman of its subsidiary, Douglas Elliman Realty, LLC, one of the nation’s oldest and largest real estate brokerage firms, until October 2024. Mr. Lorber was Chairman of the Board of Hallman & Lorber Assoc., Inc., consultants and actuaries of qualified pension and profit-sharing plans, and various of its affiliates from 1975 to December 2004 and has been a consultant to these entities since January 2005. Mr. Lorber was a member of the Board of Directors of Morgans Hotel Group Co. from March 2015 until November 2016, and Chairman from May 2015 to November 2016 and was Chairman of the Board of Ladenburg Thalmann Financial Services from May 2001 to July 2006 and Vice Chairman from July 2006 to February 2020. Mr. Lorber holds Bachelor of Arts, Master of Science and Honorary Doctorate degrees from Long Island University. Mr. Lorber brings to our Board his valuable expertise in the real estate and investment industries, including more than 26 years of experience serving on the board of Douglas Elliman, a preeminent New York real estate company.

Richard N. Burger served as Chief Financial Officer, Executive Vice President, Secretary and Treasurer of Coleman Cable, Inc., from 1999 to 2013, after joining its predecessor company as Chief Financial Officer in 1996. Previously, he served as President and Chief Executive Officer of Burns Aerospace Corporation, a subsidiary of Eagle Industries, Inc., a manufacturer of aircraft equipment. He is a former member of the Board of Directors of A.M. Castle & Co., a provider of metals, services and supply chain solutions. Mr. Burger holds a Master of Business Administration degree from the University of Baltimore and a Bachelor of Science degree from Towson University. Mr. Burger brings to our Board valuable expertise as an experienced executive.

Robert J. Ivanhoe is Chair of the 300+ lawyer Global Real Estate Practice and Co-Chair of the REIT group at Greenberg Traurig LLP, where he has worked since 1996. He concentrates his practice in sophisticated real estate structures, financings, workouts, restructurings, acquisitions and dispositions of all asset classes of real estate. Mr. Ivanhoe is actively involved in real estate industry current affairs and is regularly asked to write and lecture on industry topics. He has been recognized by Chambers and Partners USA, The New York Observer and Real Estate New York as one of the leading real estate attorneys in New York City and throughout the United States. He has represented numerous nationally recognized owner/developer and institutional lender/investor clients domestically and internationally for more than 30 years. Mr. Ivanhoe is a member of Greenberg Traurig LLP’s Executive Committee, Board of Directors and Operating Committee. Mr. Ivanhoe holds a Juris Doctorate degree from American University Washington College of Law and a Bachelor of Arts degree from Johns Hopkins University. Mr. Ivanhoe brings to our Board valuable expertise in the real estate industry.

Harmon S. Spolan is counsel emeritus to Cozen O’Connor, a law firm headquartered in Philadelphia, Pennsylvania, where he has practiced since 1999; previously, he served as Chair of the firm’s Financial Services Practice Group. Prior to joining Cozen, Mr. Spolan served as President of Jefferson Bank, a commercial bank in Philadelphia, for 22 years. Mr. Spolan currently serves as a member of the Board of Directors and the Audit Committee for American European Insurance Group, and as a member of the Credit Committee for the Alesco securities division of Cohen & Company. Previously, he served as a member of the Board of Directors and the Audit Committee for Coleman Cable, Inc., and Atlas Energy. Mr. Spolan holds a Juris Doctorate degree from the Temple University School of Law and a Bachelor of Arts degree from Temple University. He was an instructor in the Legal Studies Department of the Wharton School of Finance at the University of Pennsylvania from 1964 to 1970. Mr. Spolan brings to our Board valuable expertise as an experienced executive.

Roberto A. Verrone is a founder and principal owner of Iron Hound Management Company, which provides advisory and capital placement services in the commercial real estate industry. Mr. Verrone began his career at Bear Stearns in 1990, which included time in the Commercial Real Estate Group. In 2001, he joined Wachovia Corporation following the merger of First Union and Wachovia, and in 2002 he became manager of Wachovia’s Large Loan Group. Prior to founding Iron Hound in early 2009, Mr. Verrone also served as Co-Head of Wachovia’s Real Estate Group, where he was responsible for managing approximately 600 employees and oversaw a debt portfolio valued in excess of $80 billion. Mr. Verrone holds a Bachelor of Arts degree from Moravian College. Mr. Verrone brings to our Board valuable expertise in the commercial real estate industry, in which he has more than 25 years of experience.

Recommendation of the Board of Directors:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE SEVEN NOMINEES NAMED ABOVE.

INFORMATION ABOUT THE BOARD

BOARD STRUCTURE AND LEADERSHIP

We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

●	our Board is not classified, with each of our directors subject to re-election annually;

●	of the seven persons who serve on our Board, our Board has determined that four, or 57%, satisfy the listing standards for independence of the NYSE;

●	three of our directors qualify as an “audit committee financial expert” as defined by the SEC; and

●	we do not have a stockholder rights plan.

Our directors stay informed about our business by attending meetings of our Board and its committees, and through supplemental reports and communications.

Our Board is currently co-chaired by David Bistricer, our Chief Executive Officer, and Sam Levinson. Our Board believes that Mr. Bistricer’s service as our Chief Executive Officer and our Co-Chairman, as well as Messrs. Bistricer and Levinson’s service as our Co-Chairmen is in the best interests of our Company and our stockholders, because they possess detailed and in-depth knowledge of the issues, opportunities and challenges we face, and because they are best positioned to develop agendas that ensure that our Board’s time and attention is focused on the most critical matters. Our Board believes that their respective roles enable decisive leadership, ensure clear accountability and enhance our ability to communicate our message and strategy clearly and consistently to stockholders, employees and tenants.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

Our non-management directors meet or are offered the opportunity to meet without management present each time the full Board or a Board committee convenes for a regularly scheduled meeting. If the Board convenes for a special meeting, the non-management directors will meet in executive session if circumstances warrant. We currently do not have a lead independent director. Our independent directors have selected Mr. Lorber to preside over executive sessions of the Board.

The Board welcomes communications from stockholders. To communicate with our independent directors, please refer to the information set forth under the heading “Corporate Governance—Communications with the Board.”

DIRECTOR INDEPENDENCE

On an annual basis, the Board, with the assistance of, and upon recommendation of, the Nominating and Corporate Governance Committee, makes a determination as to the independence of each director, considering the current standards for “independence” established by the NYSE. Our Corporate Governance Guidelines provide that a majority of the Board must be independent. The Board has determined that four of its seven directors are independent under these standards - Messrs. Lorber, Burger, Ivanhoe and Spolan. All members of each of the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are independent directors, as determined by the Board. In addition, upon recommendation of the Nominating and Corporate Governance Committee, the Board has determined that the members of the Audit Committee and the Compensation Committee meet the additional independence criteria required for audit committee and compensation committee membership, respectively, under the applicable NYSE listing standards.

BOARD MEETINGS

The Board held five regularly scheduled and special meetings in 2024 to review significant developments, engage in strategic planning and act on matters requiring Board approval. Each incumbent director attended an aggregate of at least 75 percent of the Board meetings, and the meetings of committees on which he served, during 2024. Additionally, our Board took action by unanimous consent on eight occasions during 2024.

BOARD COMMITTEES

Our Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an Investment Committee. The principal functions of each committee are briefly described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, with respect to the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and each of these three committees is comprised exclusively of independent directors, as determined by the Board. Additionally, our Board may from time to time establish other committees to facilitate the management of our Company.

Audit Committee

Our Audit Committee consists of three of our independent directors. Mr. Lorber serves as the Chairman of the Audit Committee and Messrs. Burger and Spolan are members. Our Board has determined that Messrs. Lorber, Burger and Spolan each qualify as an “audit committee financial expert” as that term is defined by applicable SEC regulations and NYSE corporate governance listing standards, and that each of them is “financially literate” under NYSE corporate governance listing standards. To learn more about this determination process, please refer to the information set forth under the heading “Corporate Governance—Audit Committee Financial Experience.” We have adopted an Audit Committee charter which details the principal functions of the Audit Committee, including oversight related to:

●	the integrity of our financial statements;

●	our compliance with financial, legal and regulatory requirements;

●	the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

●	the performance of our internal audit function; and

●	our overall risk profile.

The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, pre-approving professional services provided by the independent registered public accounting firm (including all audit and non-audit services), reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for the Audit Committee report included in this Proxy Statement. During 2024, the Audit Committee met four times and took action by unanimous consent on one occasion.

Compensation Committee

Our Compensation Committee consists of three of our independent directors. Mr. Lorber serves as the Chairman of the Compensation Committee and Messrs. Burger and Spolan are members. We have adopted a Compensation Committee charter which details the principal functions of the Compensation Committee, including:

●

reviewing and approving, at least annually, the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

●	making recommendations to the Board with respect to non-CEO compensation;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our equity-based incentive compensation and remuneration plans; and

●	producing a report on executive compensation to be included in our annual proxy statement (if required).

The Compensation Committee may delegate its responsibilities to a subcommittee of the Compensation Committee, provided that such responsibilities do not pertain to matters involving executive compensation or certain matters determined to involve compensation intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Chief Executive Officer and senior members of our management team are responsible for providing recommendations to the Compensation Committee regarding all aspects of our executive compensation program. To evaluate each executive officer’s overall compensation, the Compensation Committee reviews compensation details prepared by management. During 2024, the Compensation Committee met one time and took action by unanimous consent on two occasions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of three of our independent directors. Mr. Ivanhoe is Chairman of the Nominating and Corporate Governance Committee and Messrs. Lorber and Spolan are members. We have adopted a Nominating and Corporate Governance Committee charter which details the principal functions of the Nominating and Corporate Governance Committee, including:

●	identifying and recommending to the full Board, qualified candidates for election as directors to fill vacancies on the Board or at any annual meeting of stockholders;

●	developing and recommending to the Board, standards to be applied in making determinations as to the absence of material relationships between the Company and any director;

●	establishing procedures for the Nominating and Corporate Governance Committee to exercise oversight of the evaluation of the Board and management;

●	developing and recommending to the Board, corporate governance guidelines, and the implementation and monitoring of such guidelines; and

●	assisting management in the preparation of disclosure in the Company’s annual proxy statement regarding director independence and the operations of the Nominating and Corporate Governance Committee.

During 2024, the Nominating and Corporate Governance Committee met one time and took action by unanimous consent on two occasions.

Investment Committee

Our Investment Committee consists of four of our directors. Mr. Levinson is Chairman of the Investment Committee and Messrs. Bistricer, Ivanhoe and Verrone are members. We have adopted an Investment Committee charter which details the principal functions of the Investment Committee, including:

●	in consultation with management, reviewing and making recommendations to the Board about potential investments in properties by the Company;

●

reviewing and making recommendations to the Board about any investment opportunity presented to the Company by any of the Company’s directors, officers or entities controlled by such persons, pursuant to the Investment Policy adopted by the Board;

●	reviewing the Company’s Investment Policy and making recommendations to the Board about any changes to the Investment Policy;

●	reporting to the Board about potential investment opportunities for the Company; and

●	performing any other duties or responsibilities expressly delegated to the Investment Committee by the Board from time to time relating to the Company’s investments and properties.

During 2024, the Investment Committee did not meet.

AUDIT COMMITTEE REPORT

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC, or subject to Regulation 14A or 14C, or to the liabilities of Section 18, of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

Although the Audit Committee of the Board of Directors (the “Audit Committee”) oversees the financial reporting process of Clipper Realty Inc., a Maryland corporation (the “Company”), on behalf of the Board of Directors (the “Board”) of the Company, consistent with the Audit Committee’s written charter, management has the primary responsibility for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and the reporting process, including disclosure controls and procedures and the system of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management.

The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm, PKF O’CONNOR DAVIES, LLP (“PKF”), the Company’s December 31, 2024, audited financial statements. Prior to the commencement of the audit, the Audit Committee discussed with the Company’s management and independent registered public accounting firm, the overall scope and plans for the audit. Subsequent to the audit and each of the quarterly reviews, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their examinations or reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements.

In addition, the Audit Committee discussed with the independent registered public accounting firm the matters that independent registered public accounting firms must discuss with audit committees under applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm, its independence from the Company, and considered the compatibility of non-audit services, if any, with its independence.

Based upon the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Howard M. Lorber - Chairman
Richard N. Burger
Harmon S. Spolan

CORPORATE GOVERNANCE

GOVERNANCE DOCUMENTS

Our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Investment Committee charters, along with our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, are available on the Investors section of our website at www.clipperrealty.com. In accordance with the Corporate Governance Guidelines, the Board and each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee conducts an annual performance self-assessment with the purpose of increasing the effectiveness of the Board and its committees. The Company’s website address provided above and elsewhere in this Proxy Statement is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board formally approved a Code of Business Conduct and Ethics that applies to our officers, directors and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to:

●	promote honest and ethical conduct, including the ethical handling of conflicts of interest;

●	promote full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

●	promote compliance with applicable governmental laws, rules and regulations; and

●	ensure protection of the Company’s legitimate business interests, including corporate opportunities, assets and confidential information.

Any waiver of the Code of Business Conduct and Ethics for our directors or executive officers must be approved by the Board, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its four standing committees - the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Investment Committee, each of which addresses risks specific to their respective areas of oversight. In particular:

●

our Audit Committee considers and discusses our major financial risk exposures and the steps our management has taken to monitor and control these exposures, monitors compliance with legal and regulatory requirements, and provides oversight of the performance of our internal audit function;

●	our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines;

●	our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking; and

●	our Investment Committee assesses the viability of potential acquisitions and dispositions of properties.

INSIDER TRADING POLICY

The Company maintains an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale and other dispositions of its securities by its officers, directors and employees. The Company believes its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the NYSE listing standards applicable to the Company. The Insider Trading Policy prohibits trading while in possession of material, non-public information and during blackout periods. While the Company’s executive officers and directors are not required to enter into trading plans in advance of any transactions in Company securities, executive officers and directors are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act. The Insider Trading Policy requires all directors, officers and certain other specified employees who have regular access to material, non-public information about the Company in the normal course of their duties to comply with pre-clearance procedures prior to engaging in any transaction in Company securities. The Insider Trading Policy also applies to the Company itself when conducting transactions in its own securities.

A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No director serving on the Compensation Committee has ever been an officer or employee of the Company, and none of the Compensation Committee members has any relationship required to be disclosed under this caption under the rules of the SEC. In addition, none of the Company's executive officers serves, or in the past fiscal year served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of the Company.

COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties may write to the Co-Chairmen, the entire Board or any of its members, at Clipper Realty Inc., c/o Lawrence E. Kreider, Chief Financial Officer and Secretary, 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219. Stockholders and other interested parties also may e-mail the Co-Chairmen, the entire Board or any of its members, c/o Lawrence E. Kreider, Chief Financial Officer and Secretary, at larry@clipperrealty.com. The Board may not be able to respond to all stockholder inquiries directly. Therefore, the Board has developed a process to assist it with managing inquiries.

The Chief Financial Officer and Secretary will perform a review in the normal discharge of his duties to ensure that communications forwarded to the Co-Chairmen, the entire Board or any of its members, preserve the integrity of the process. While the Board oversees management, it does not participate in day-to-day management functions or business operations and is not normally in the best position to respond to inquiries with respect to these matters. For example, items that are unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, will not be forwarded to the Co-Chairmen, the entire Board or any of its members. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be forwarded to the Co-Chairmen, the entire Board or any of its members, and will not be retained; such material may be forwarded to local or federal law enforcement authorities.

Any communication that is relevant to the conduct of our business and is not forwarded will be retained for one year and made available to the Co-Chairmen and any independent director on request. The independent directors grant the Chief Financial Officer and Secretary the discretion to decide what correspondence will be shared with our management, and any personal employee communications may be shared with our human resources department if deemed appropriate. If a response on behalf of the Board is appropriate, we gather any information and documentation necessary for answering the inquiry and provide the information and documentation, as well as a proposed response, to the appropriate director(s). We also may attempt to communicate with the stockholder for any necessary clarification. Our Chief Financial Officer and Secretary (or his designee) reviews and approves responses on behalf of the Board in consultation with the applicable director(s), as appropriate.

Certain circumstances may require that the Board depart from the procedures described above, such as the receipt of threatening letters or e-mails or voluminous inquiries with respect to the same subject matter. Nevertheless, the Board considers stockholder questions and comments important, and endeavors to respond promptly and appropriately.

NOMINATION PROCESS FOR DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is, among other things, responsible for identifying and evaluating potential candidates and recommending candidates to the Board for nomination. The Nominating and Corporate Governance Committee is governed by a written charter, a copy of which is available on the Investors section of our website at www.clipperrealty.com. The Company’s website address provided above and elsewhere in this Proxy Statement is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

The Nominating and Corporate Governance Committee regularly reviews the composition of the Board and whether the addition of directors with particular experiences, skills, or characteristics would make the Board more effective. When a need arises to fill a vacancy, or it is determined that a director possessing particular experiences, skills, or characteristics would make the Board more effective, the Nominating and Corporate Governance Committee initiates a search. As a part of the search process, the Nominating and Corporate Governance Committee may consult with other directors and members of senior management and may hire a search firm to assist in identifying and evaluating potential candidates.

When considering a candidate, the Nominating and Corporate Governance Committee reviews the candidate’s experiences, skills, and characteristics. The Nominating and Corporate Governance Committee also considers whether a potential candidate would otherwise qualify for membership on the Board, and whether the potential candidate would likely satisfy the independence requirements of the NYSE as described below.

Candidates are selected based on outstanding achievement in their professional careers, broad experience, personal and professional integrity, their ability to make independent analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, and an ability to work collegially. Other factors include having members with various and relevant career experience and technical skills, and having a Board that is, as a whole, diverse. Where appropriate, we will conduct a criminal and background check on the candidate. In addition, at least one member of the Board should have the qualifications and skills necessary to be considered an “audit committee financial expert” under Section 407 of the Sarbanes-Oxley Act of 2002, as such term is defined by the rules and regulations of the SEC, and at least a majority of the Board must be independent as determined by the Board under the guidelines of the NYSE listing standards.

All potential candidates are interviewed by the Co-Chairmen of the Board and the Nominating and Corporate Governance Committee Chairman, and, to the extent practicable, the other members of the Nominating and Corporate Governance Committee and may be interviewed by other directors and members of senior management as desired and as schedules permit. In addition, the Chief Financial Officer and Secretary conducts a review of the director questionnaire submitted by the candidate and, as appropriate, a background and reference check is conducted. The Nominating and Corporate Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy or add an additional member or recommends a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

Stockholders may recommend candidates to our Board. The stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified for service on our Board and how the candidate satisfies the Board’s criteria. The stockholder must also provide such other information about the candidate as is set forth in our bylaws and as would be required by the SEC rules, to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must also submit proof of his/her ownership of Clipper Realty Inc.’s common stock or special voting stock. All communications are to be directed to the Chairman of the Nominating and Corporate Governance Committee, c/o Clipper Realty Inc., 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219, Attention: Chief Financial Officer and Secretary. For any annual meeting, recommendations must be received at least 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting, or they will not be considered timely for consideration by the Nominating and Corporate Governance Committee for that annual meeting.

AUDIT COMMITTEE FINANCIAL EXPERIENCE

Our Board has determined that each of Messrs. Lorber, Burger and Spolan qualifies as an “audit committee financial expert,” as the term has been defined by the SEC in Item 407(d)(5)(ii) of Regulation S-K. Our Board has also determined that each of Messrs. Lorber, Burger and Spolan is “financially literate,” in accordance with NYSE listing standards, based on their prior experience.

Our Board has determined that Mr. Lorber acquired the required attributes of an audit committee financial expert as a result of his extensive experience (i) supervising individuals responsible for financial preparation and reporting, and (ii) reviewing public company financial processes and disclosure as both an officer and director of public companies (including serving on the board of directors of a financial services company and the audit committee of multiple public companies).

Our Board has determined that Mr. Burger acquired the required attributes of an audit committee financial expert as a result of his experience as a chief financial officer and treasurer of a public company, and as president of a company with direct supervision over the principal financial officer. Mr. Burger also holds a Master of Business Administration degree.

Our Board has determined that Mr. Spolan acquired the required attributes of an audit committee financial expert as a result of his experience as a president of a bank, a chair of the financial services practice group of a law firm and an audit committee member of multiple public companies, in connection with which he was determined to be an audit committee financial expert.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee has adopted a charter which provides that the Audit Committee’s policy is to pre-approve all significant audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services to be provided and generally subject to a specific budget. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

PKF O’CONNOR DAVIES, LLP (“PKF”) and BDO USA, LLP (“BDO”) fees for the fiscal years ended December 31, 2024 and 2023, were as follows:

	2024 PKF	2023 PKF
Audit Fees	$299,000	$410,000
Audit-Related Fees	─	─
Tax Fees	─	─
All Other Fees	─	─
Total Fees	$299,000	$410,000

The types of services provided for the years noted above were as follows:

Audit Fees

Includes fees for professional services provided in connection with (i) the Company’s annual audit, and (ii) review of the Company’s quarterly financial statements.

All of the services performed by PKF and BDO were pre-approved by the Audit Committee, and the Audit Committee was provided with regular updates as to the nature of such services and the fees paid for such services.

BOARD ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

While the Board understands that there may be situations that prevent a director from attending an annual meeting of stockholders, the Board encourages all directors to attend. One director attended the 2024 annual meeting of stockholders in person and three directors attended telephonically.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed PKF O’CONNOR DAVIES, LLP, as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025. Pursuant to this appointment, PKF will serve as our independent registered public accounting firm and report on our consolidated financial statements for the fiscal year ending December 31, 2025.

.

We expect that representatives of PKF will attend the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

Although stockholder ratification is not required, the appointment of PKF is being submitted for ratification at the Annual Meeting with a view towards soliciting stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If PKF’s selection is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of another independent registered accounting firm in the future. The Audit Committee may terminate PKF’s engagement as our independent registered public accounting firm, without the approval of our stockholders, whenever the Audit Committee deems termination appropriate.

Recommendation of the Board of Directors:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF PKF O’CONNOR DAVIES, LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL NO. 3

APPROVAL OF 2025 OMNIBUS INCENTIVE COMPENSATION PLAN

The Board is asking our stockholders to approve the 2025 Omnibus Incentive Compensation Plan (the “2025 Omnibus Incentive Plan”). The Board approved the 2025 Omnibus Incentive Plan on April 18, 2025, subject to approval by our stockholders. If the 2025 Omnibus Incentive Plan is approved by stockholders, the 2025 Omnibus Incentive Plan will be effective as of such date (the “Effective Date”). The 2025 Omnibus Incentive Plan is intended as the successor to the Company’s 2015 Omnibus Incentive Plan, which will expire on August 2, 2025, pursuant to its terms. All outstanding awards granted under the 2015 Non-employee Director Plan will continue under the terms of the 2015 Non-employee Director Plan.

If the 2025 Omnibus Incentive Plan is approved by our stockholders, the 2025 Omnibus Incentive Plan will replace the 2015 Omnibus Incentive Plan as of such date, and we will cease granting any new awards under the 2015 Omnibus Incentive Plan. If the 2025 Omnibus Incentive Plan is not approved by our stockholders, the 2015 Omnibus Incentive Plan will remain in effect in its current form, and we will continue to be able to grant equity incentive awards under such plan until its expiration. If the 2025 Omnibus Incentive Plan is not approved by our stockholders, following the expiration of the 2015 Omnibus Incentive Plan, we will be unable to maintain our equity award practices and therefore will be at a significant competitive disadvantage in attracting, retaining and motivating employees (including prospective employees) and consultants. The Board believes that it is in our and our stockholders’ interest to approve the 2025 Omnibus Incentive Plan.

The following is a summary of the material provisions of the 2025 Omnibus Incentive Plan and is qualified in its entirety by reference to the specific language of the 2025 Omnibus Incentive Plan in the form attached hereto as Appendix A.

Overview

The purposes of our 2025 Omnibus Incentive Plan are to give us a competitive advantage in attracting, retaining and motivating employees (including prospective employees) and consultants, align the interests of those individuals with the Company’s stockholders and promote ownership of the Company’s equity.

The 2025 Omnibus Incentive Plan provides for the grant of stock options (both stock options intended to be “incentive stock options” intended to meet the requirements under Section 422 of the Internal Revenue Code (the “Code”) and “nonqualified stock options” that do not meet such requirements), stock appreciation rights (“SARs”), restricted stock, restricted stock units, LTIP units, dividend equivalent rights, other equity-based, equity-related or cash-based awards (including performance share awards and performance units settled in cash (collectively “Awards”)), with each grant evidenced by an award agreement providing the terms of the Award. Incentive stock options may be granted only to employees; all other Awards may be granted to employees and consultants. Our non-employee directors are not permitted to participate in the 2025 Omnibus Incentive Plan.

Administration

The 2025 Omnibus Incentive Plan is administered by the Compensation Committee. Subject to the terms of the 2025 Omnibus Incentive Plan, the Compensation Committee determines which employees and consultants will receive Awards under the 2025 Omnibus Incentive Plan, the dates of grant, the number and types of Awards to be granted, the exercise or purchase price of each Award, and the terms and conditions of the Awards, including the period of their exercisability and vesting and the fair market value applicable to a stock Award.

In addition, the Compensation Committee has the authority to determine whether any Award may be settled in cash, shares of our common stock, other securities, or other awards or property. The Compensation Committee has the authority to interpret the 2025 Omnibus Incentive Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the 2025 Omnibus Incentive Plan or any Awards granted under the 2025 Omnibus Incentive Plan as it deems to be appropriate. The Compensation Committee may also delegate any of its powers, responsibilities or duties to any person who is not a member of the Compensation Committee or any administrative group within the Company. The 2025 Omnibus Incentive Plan also provides that our Board may grant Awards or administer the 2025 Omnibus Incentive Plan, in which case the Board will have all the responsibility and authority granted to the Compensation Committee. Historically, our Board has granted awards under the 2015 Omnibus Incentive Plan.

Any awards to be made under the 2025 Omnibus Incentive Plan will be subject to the discretion of our Compensation Committee or the Board. As a result, it is not possible to determine the number or type of future awards that will be granted to any person under the 2025 Omnibus Incentive Plan.

Securities Offered

Subject to stockholder approval of the 2025 Omnibus Incentive Plan, a total of 7,800,000 shares of our common stock will be reserved and available for issuance under the 2025 Omnibus Incentive Plan. If an Award granted under the 2025 Omnibus Incentive Plan expires, is forfeited or is settled in cash, the shares of our common stock not acquired pursuant to the Award will again become available for subsequent issuance under the 2025 Omnibus Incentive Plan. Shares of our common stock subject to Awards that are assumed, converted or substituted under the 2025 Omnibus Incentive Plan as a result of our acquisition of another Company will not be counted against the number of shares that may be granted under the 2025 Omnibus Incentive Plan. The following types of shares under the 2025 Omnibus Incentive Plan will not become available for the grant of new Awards under the 2025 Omnibus Incentive Plan: (i) shares withheld to satisfy any tax withholding obligation and (ii) shares tendered to, or withheld by, us to pay the exercise price of a stock option.

The maximum number of Shares with respect to which Awards may be granted during any fiscal year to any Grantee who is an Employee will be 700,000 subject to adjustment under the 2025 Omnibus Incentive Plan.

The 2025 Omnibus Incentive Plan provides for the grant of stock options intended to meet the requirements of “incentive stock options” under Section 422 of the Code as well as “non-qualified stock options” that do not meet such requirements, SARs, restricted stock, restricted stock units, LTIP units, dividend equivalent rights and other equity-based, equity-related or cash-based Awards (including performance-based Awards). Incentive stock options may be granted only to employees. All other Awards may be granted to employees and consultants. Our non-employee directors are not permitted to participate in the 2025 Omnibus Incentive Plan.

Stock Options

An Award of a stock option gives a grantee the right to purchase a certain number of shares of our common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our common stock on the grant date. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Exercisability of Options. The term of a stock option may not exceed 10 years from the date of grant. Incentive stock options may only be granted from a plan that has been approved by our stockholders and will be exercisable in any fiscal year only to the extent that the aggregate fair market value of our common stock with respect to which the incentive stock options are exercisable for the first time does not exceed $100,000.

Payment of Option Exercise Price and Issuance of Shares of Common Stock. The exercise price of any stock option may be paid using (i) cash, check or certified bank check, (ii) shares of our common stock, (iii) a net exercise of the stock option, (iv) other legal consideration approved by the Company and permitted by applicable law and (v) any combination of the foregoing.

SARs

A SAR entitles the grantee to receive an amount equal to the difference between the fair market value of our common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of our common stock on the grant date), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed 10 years from the date of grant. Payment to a grantee upon the exercise of a SAR may be either in cash or shares of our common stock as determined by the Compensation Committee.

Restricted Stock Awards

A restricted stock Award is an Award of outstanding shares of our common stock that does not vest until a specified period of time has elapsed, or other vesting conditions have been satisfied as determined by the Compensation Committee, and which will be forfeited if the conditions to vesting are not met. The Company will issue a certificate representing the shares of restricted stock, registered in the name of the grantee, and the Company may hold the certificate until the restrictions upon the Award have lapsed. During the period that any restrictions apply, the transfer of stock Awards is generally prohibited. Grantees have full voting rights with respect to their restricted shares. All dividend payments will be retained by the Company for the account of the relevant grantee during the vesting period. Such dividend payments will revert back to the Company if the restricted share upon which such dividends were paid reverts back to the Company. Upon vesting of the restricted share, any dividend payments will be paid to the grantee (without interest).

Restricted Stock Unit Awards

A restricted stock unit is an unfunded and unsecured obligation to issue a share of common stock (or an equivalent cash amount) to the grantee in the future. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will be settled either in cash or shares of our common stock as determined by the Compensation Committee.

LTIP Units

Long-term incentive plan units (“LTIP Unit”) Awards consist of a grant of limited partnership units of our operating partnership (or any successor entity) (“OP Units”), the entity through which we conduct substantially all our business. LTIP Units can be granted either as free-standing Awards or in tandem with other Awards under the 2025 Omnibus Incentive Plan and are valued by reference to the value of shares of our common stock. LTIP Unit Awards will be structured to qualify as so-called “profits interests” for U.S. federal income tax purposes, meaning that no income will be recognized by the recipient upon grant or vesting, and we will not be entitled to any corresponding deduction. As profits interests, LTIP Units would not initially have full parity with OP Units with respect to liquidating distributions, but upon the occurrence of specified events could over time achieve such parity and thereby accrete to an economic value equivalent to shares of our common stock on a one-for-one basis. However, there are circumstances under which such parity would not be reached, in which case the value of the LTIP Unit Award would be reduced. If LTIP Units are not disposed of within the one-year period beginning on the date of grant of the LTIP Unit Award, any gain (assuming the applicable tax elections are made by the grantee) realized by the recipient upon disposition will be taxed as long-term capital gain.

Dividend Equivalent Rights

Dividend equivalent rights entitle the grantee to receive amounts equal to all or any of the ordinary cash dividends that are paid on the shares underlying a grant while the grant is outstanding. Dividend equivalent rights may be paid in cash, in shares of our common stock or in another form. The Compensation Committee will determine whether dividend equivalent rights will be conditioned upon the vesting or payment of the grant to which they relate and the other terms and conditions of the grant.

Other Stock-Based or Cash-Based Awards

Under the 2025 Omnibus Incentive Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based Awards subject to such terms and conditions that the Compensation Committee may determine. Such Awards may include the grant or offer for sale of unrestricted shares of our common stock, performance share Awards, and performance units settled in cash.

Performance Awards and Criteria

All Awards are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to certain limitations provided in the 2025 Omnibus Incentive Plan. Each Award granted under the 2025 Omnibus Incentive Plan will be evidenced by an award agreement, which will govern that Award’s terms and conditions. To the extent necessary to do so, in the case of any conflict or potential inconsistency between the 2025 Omnibus Incentive Plan and a provision of any Award or award agreement with respect to an Award, the 2015 Omnibus Incentive Plan will govern.

The Compensation Committee may condition the vesting of or the lapsing of any applicable vesting restrictions or conditions on Awards upon the attainment of performance goals, continuation of service, or any other term or conditions. If performance goals are established by the Compensation Committee in connection with the grant of an Award, they will be based upon performance criteria determined by the Compensation Committee which may include one or more of the following (“Performance Criteria”): measures of efficiency (including operating efficiency, productivity ratios or other similar measures); measures of achievement of expense targets, costs reductions, working capital, cash levels or general expense ratios; asset growth; earnings per share or net earnings; enterprise value or value creation targets; combined net worth; debt to equity ratio; revenue sales, net revenues or net sales measures; gross profit or operating profit measures (before or after taxes); investment performance; income or operating income measures (with or without investment income or income taxes, before or after risk adjustment, or other similar measures); cash flow; margin; net income (before or after taxes); earnings before interest, taxes, depreciation and/or amortization; return measures (including return on capital, invested capital, total capital, tangible capital, expenses, tangible expenses, equity, revenue, investment, assets or net assets or total stockholder return or similar measures); market share measures; measures of balance sheet achievements (including debt reductions, leverage ratios or other similar measures); increase in the fair market value of the Company’s common stock; changes (or the absence of changes) in the per share or aggregate fair market value of the Company’s common stock; the achievement of specific Company milestones such as the completion of a public offering and funds from operations. The vesting conditions placed on any Award need not be the same with respect to each grantee and the Compensation Committee will have the sole discretion to amend any outstanding Award to accelerate or waive any or all restrictions, vesting provisions or conditions set forth in the Award agreement. Any of the above criteria may be used with or without adjustment for extraordinary items or nonrecurring items and may be measured in absolute terms or relative to historic performance or the performance of other companies or an index, and, the Compensation Committee may provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the Performance Criteria for one or more of the items of gain, loss, profit or expense.

Adjustments

In connection with a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, the Compensation Committee will make adjustments as it deems appropriate in (i) the maximum number of shares of our common stock reserved for issuance as grants, (ii) the maximum number of stock options and SARs that any individual participating in the 2025 Omnibus Incentive Plan may be granted in any fiscal year, (iii) the number and kind of shares covered by outstanding grants, (iv) the kind of shares that may be issued under the 2025 Omnibus Incentive Plan and (v) the terms of any outstanding stock Awards, including exercise or strike price, if applicable, and, if required by Maryland law, subject to approval by our Board.

Termination of Employment, Acceleration Events and Certain Corporate Transactions

Unless the Compensation Committee determines otherwise, or as otherwise provided in the applicable award agreement, if a participant’s employment is terminated by us without “cause” (as defined in the 2025 Omnibus Incentive Plan) or the participant resigns his or her employment for “good reason” (as defined in the 2025 Omnibus Incentive Plan), in either case, on or within two years after a “change in control” (as defined in the 2025 Omnibus Incentive Plan), (i) all outstanding Awards will become fully vested (including lapsing of all restrictions and conditions), and, as applicable, exercisable, (ii) any outstanding performance-based Awards will be deemed earned at target level (or, if no target level is specified, the maximum level) with respect to all open performance periods and (iii) any shares deliverable pursuant to restricted stock units will be delivered promptly following the termination. In the event of a change in control, the Compensation Committee may also (i) provide for the assumption of or the issuance of substitute Awards, (ii) provide that for a period of at least 20 days prior to the change in control, stock options or SARs that would not otherwise become exercisable prior to a change in control will be exercisable as to all shares of common stock, as the case may be, subject thereto and that any stock options or SARs not exercised prior to the consummation of the change in control will terminate and be of no further force or effect as of the consummation of the change in control, (iii) modify the terms of such Awards to add events or conditions (including the termination of employment within a specified period after a change in control) upon which the vesting of such Awards will accelerate, (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Compensation Committee) after closing or (v) settle Awards for an amount (as determined in the sole discretion of the Compensation Committee) of cash or securities (in the case of stock options and SARs that are settled in cash, the amount paid will be equal to the in-the-money spread value, if any, of such Awards).

In general terms, a change in control under the 2025 Omnibus Incentive Plan occurs if:

●

during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period whose appointment or election is endorsed by two-thirds of the incumbent directors no longer constitute a majority of the Board;

●	a person becomes a beneficial owner of our capital stock representing 30% of the voting power of our outstanding capital stock;

●

we merge into another entity, unless (a) more than 50% of the combined voting power of the merged entity or its parent is represented by our voting securities that were outstanding immediately prior to the merger, (b) the Board prior to the merger constitutes at least a majority of the board of directors of the merged entity or its parent following the merger and (c) no person is or becomes the beneficial owner of 30% or more of the combined voting power of the outstanding capital stock eligible to elect directors of the merged entity or its parent;

●	we sell or dispose of all or substantially all of our assets (other than to a Company affiliate); or

●	our stockholders approve a plan of liquidation or dissolution.

Amendment, Effective Date and Termination of the 2025 Omnibus Incentive Plan

Our Board may amend or terminate the 2025 Omnibus Incentive Plan at any time, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Our stockholders must approve any amendment if their approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, the 2025 Omnibus Incentive Plan will terminate on the day before the tenth anniversary of the Effective Date.

Certain U.S. Federal Income Tax Consequences under the 2025 Omnibus Incentive Plan

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to awards under the 2025 Omnibus Incentive Plan under currently applicable laws and regulations. This description is not intended to, and does not, provide or supplement tax advice to grantees. Grantees are advised to consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the plans, including any state, local or foreign tax consequences and the effect, if any, of gift, estate and inheritance taxes.

Non-Qualified Stock Options. The grant of a non-qualified stock option does not result in taxable income to the grantee of such an option or in a deduction by us. Upon the exercise of a non-qualified stock option, generally the grantee will recognize ordinary income in an amount equal to the difference between the fair market value of the common stock on the date of exercise and the exercise price of the option. The Company will generally be entitled to a tax deduction for the amount taxable to an individual upon the exercise of the non-qualified stock option upon exercise, as described above, in the same year as those amounts are taxable to the individual. Any gain or loss upon the disposition of the stock receive upon exercise will be a capital gain or loss to the grantee.

Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted (and we will not be entitled to any related deduction) or, if certain statutory employment and holding period conditions are satisfied, exercised. However, the amount by which the fair market value of common stock on the date the incentive stock option is exercised exceeds the exercise price of such option will be treated as income for purposes of computing the grantee’s alternative minimum taxable income in the year the incentive stock option is exercised. If the shares of common stock acquired through the exercise of an incentive stock option are held by the grantee through the later of (i) two years from the date of the grant of the option and (ii) one year after the transfer of such shares to the grantee pursuant to the exercise, the sale price minus the exercise price will be taxed as a capital gain or loss. If the grantee exercises the incentive stock option and sells the shares before the end of the applicable holding periods, the grantee generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date minus the exercise price.

SARs. The grant of a SAR does not result in taxable income to the grantee or in a deduction by us. Upon exercise of a SAR, the grantee will generally recognize ordinary income in an amount equal to the cash or fair market value of the shares received upon exercise and the Company will generally be entitled to tax deduction for the amount taxable to the individual.

Restricted Shares. A grantee normally will not realize taxable income upon the grant of restricted shares unless, the grantee timely elects under Section 83(b) of the Code to be taxed at that time. Instead, the grantee will have ordinary income at the time of vesting equal to the fair market value of our shares on the vesting date and the Company will be entitled to a deduction in the same amount. Once the grantee realizes ordinary income with respect to the restricted shares, any subsequent increase in the value generally will be taxed when the shares are sold as long-term or short-term capital gain, depending on how long the restricted shares are held. The grantee’s holding period will begin on the date he or she realizes ordinary income.

Restricted Stock Units/Performance Units. A grantee normally will not realize taxable income upon the grant of a restricted stock unit or performance unit. Rather, the grantee will realize ordinary income when restricted stock units or performance units are settled in an amount equal to the fair market value of shares received in payment or the amount of cash received, as applicable, and the Company will be entitled to a corresponding deduction at such time.

LTIP Units. Grantees generally are not expected to recognize taxable income at the time of the grant of LTIP Units or the vesting of those units, provided that (i) the LTIP Units qualify as “profits interests” within the meaning of the Code and related IRS guidance; (ii) the grantee does not dispose of the LTIP Units within two years of issuance; and (iii) certain other requirements are met. Grantees generally would make the election provided for under Section 83(b) of the Code, recognizing zero income at the time of grant, in which case the LTIP Units could be disposed of within two years of issuance.  As a holder of LTIP Units, however, a grantee will be required to report on his or her income tax return his or her allocable share of the operating partnership’s income, gains, losses, deductions and credits in accordance with the partnership agreement, regardless of whether the operating partnership actually makes a distribution of cash to the grantee. Distributions of money by the operating partnership to the grantee, will generally be taxable to the grantee to the extent that such distributions exceed the grantee’s tax basis in the operating partnership. Any such gain generally will be capital gain, but a portion may be treated as ordinary income, depending on the assets of our operating partnership at that time. Generally, no deduction is available to us upon the grant, vesting or disposition of the LTIP Units.

Cash-Based Awards. A grantee will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a grantee will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of grants under the plans.

Certain Tax Code Limitations on Deductibility. Section 162(m) of the Code generally places a $1 million annual limit on a company’s tax deduction for compensation paid to our chief executive officer, chief financial officer or other “covered employee” in any taxable year. As a result, awards to such covered persons will generally be limited in their deductibility by the Company. In addition, our ability to obtain a deduction for future payments could be limited by Section 280G of the Code, which provides that certain payments made in connection with a change in control are not deductible by the Company (and may be subject to additional taxes for the grantee).

Section 409A. Some awards under the plans may be considered to be deferred compensation subject to Section 409A of the Code. Failure to satisfy the applicable requirements under this provision for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties.

Recommendation of the Board of Directors:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2025 OMNIBUS INCENTIVE PLAN

PROPOSAL NO. 4

APPROVAL OF 2025 NON-EMPLOYEE DIRECTOR PLAN

The Board is asking our stockholders to approve the 2025 Non-Employee Director Plan. The Board approved the 2025 Non-Employee Director Plan on April 18, 2025, subject to approval by our stockholders. If the 2025 Non-Employee Director Plan is approved by stockholders, the 2025 Non-Employee Director Plan will be effective as of such date (the “Effective Date”). The 2025 Non-Employee Director Plan is intended as the successor to the Company’s 2015 Non-Employee Director Plan, which will expire on August 2, 2025 pursuant to its terms. All outstanding awards granted under the 2015 Non-employee Director Plan will continue under the terms of the 2015 Non-employee Director Plan.

If the 2025 Non-Employee Director Plan is approved by our stockholders, the 2025 Non-Employee Director Plan will replace the 2015 Non-Employee Director Plan as of such date, and we will cease granting any new awards under the 2015 Non-Employee Director Plan. If the 2025 Non-Employee Director Plan is not approved by our stockholders, the 2015 Non-Employee Director Plan will remain in effect in its current form, and we will continue to be able to grant equity incentive awards under such plan until its expiration. If the 2025 Non-Employee Director Plan is not approved by our stockholders, following the expiration of the 2015 Non-Employee Director Plan, we will be unable to maintain our equity award practices for non-employee directors and therefore will be at a significant competitive disadvantage in attracting, retaining and motivating non-employee directors. The Board believes that it is in our and our stockholders’ interest to approve the 2025 Non-Employee Director Plan.

The following is a summary of the material provisions of the 2025 Non-Employee Director Plan and is qualified in its entirety by reference to the specific language of the 2025 Non-Employee Director Plan in the form attached hereto as Appendix B.

Overview

The purposes of our 2025 Non-Employee Director Plan are to attract, retain and motivate non-employee directors of the Board, align the interests of those individuals with the Company’s stockholders and promote ownership of the Company’s equity.

The 2025 Non-Employee Director Plan provides for the grant of “non-qualified stock options” that do not meet the requirements of “incentive stock options” under Section 422 of the Code, SARs, restricted stock, restricted stock units, LTIP units, dividend equivalent rights and other equity-based, equity-related or cash-based Awards (including performance-based Awards), with each grant evidenced by an award agreement providing the terms of the Award. Only our non-employee directors are permitted to participate in the 2025 Non-Employee Director Plan.

Administration

The 2025 Non-Employee Director Plan is administered by the Compensation Committee. Subject to the terms of the 2025 Non-Employee Director Plan, the Compensation Committee determines which non-employee directors will receive Awards under the 2025 Non-Employee Director Plan, the dates of grant, the number and types of Awards to be granted, the exercise or purchase price of each Award, and the terms and conditions of the Awards, including the period of their exercisability and vesting and the fair market value applicable to a stock Award.

In addition, the Compensation Committee has the authority to determine whether any Award may be settled in cash, shares of our common stock, other securities, or other awards or property. The Compensation Committee has the authority to interpret the 2025 Non-Employee Director Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the 2025 Non-Employee Director Plan or any Awards granted under the 2025 Non-Employee Director Plan as it deems to be appropriate. The Compensation Committee may also delegate any of its powers, responsibilities or duties to any person who is not a member of the Compensation Committee or any administrative group within the Company. The 2025 Non-Employee Director Plan also provides that our Board may grant Awards or administer the 2025 Non-Employee Director Plan, in which case the Board will have all the responsibility and authority granted to the Compensation Committee. Historically, our Board has granted awards under the 2015 Non-Employee Director Plan.

Any awards to be made under the 2025 Non-Employee Director Plan will be subject to the discretion of our Compensation Committee or the Board. As a result, it is not possible to determine the number or type of future awards that will be granted to any person under the 2025 Non-Employee Director Plan.

Securities Offered

Subject to stockholder approval of 2025 Non-Employee Director Plan, a total of 3,000,000 shares of our common stock will be reserved for issuance under the 2025 Non-Employee Director Plan, subject to adjustment under the 2025 Non-Employee Director Plan. If an Award granted under the 2025 Non-Employee Director Plan expires, is forfeited or is settled in cash, the shares of our common stock not acquired pursuant to the Award will again become available for subsequent issuance under the 2025 Non-Employee Director Plan. Shares of our common stock subject to Awards that are assumed, converted or substituted under the 2025 Non-Employee Director Plan as a result of our acquisition of another Company will not be counted against the number of shares that may be granted under the 2025 Non-Employee Director Plan. The following types of shares under the 2025 Non-Employee Director Plan will not become available for the grant of new Awards under the 2025 Non-Employee Director Plan: (i) shares withheld to satisfy any tax withholding obligation and (ii) shares tendered to, or withheld by, us to pay the exercise price of an option.

The aggregate Awards that may be granted to a single non-employee director during a fiscal year, solely with respect to his or her service as a director, may not exceed 700,000 shares, subject to adjustment under the 2025 Non-Employee Director Plan.

Only our non-employee directors are permitted to participate in the 2025 Non-Employee Director Plan.

Stock Options

An Award of a stock option gives a grantee the right to purchase a certain number of shares of our common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our common stock on the grant date.

Exercisability of Options. The term of a stock option may not exceed 10 years from the date of grant.

Payment of Option Exercise Price and Issuance of Shares of Common Stock. The exercise price of any stock option may be paid using (i) cash, check or certified bank check, (ii) shares of our common stock, (iii) a net exercise of the stock option, (iv) other legal consideration approved by the Company and permitted by applicable law and (v) any combination of the foregoing.

SARs

A SAR entitles the grantee to receive an amount equal to the difference between the fair market value of our common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of our common stock on the grant date), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed 10 years from the date of grant. Payment to a grantee upon the exercise of a SAR may be either in cash or shares of our common stock as determined by the Compensation Committee.

Restricted Stock Awards

A restricted stock Award is an Award of outstanding shares of our common stock that does not vest until a specified period of time has elapsed, or other vesting conditions have been satisfied as determined by the Compensation Committee, and which will be forfeited if the conditions to vesting are not met. The Company will issue a certificate representing the shares of restricted stock, registered in the name of the grantee, and the Company may hold the certificate until the restrictions upon the Award have lapsed. During the period that any restrictions apply, the transfer of stock Awards is generally prohibited. Grantees have full voting rights with respect to their restricted shares. All dividend payments will be retained by the Company for the account of the relevant grantee during the vesting period. Such dividend payments will revert back to the Company if the restricted share upon which such dividends were paid reverts back to the Company. Upon vesting of the restricted share, any dividend payments will be paid to the grantee (without interest).

Restricted Stock Unit Awards

A restricted stock unit is an unfunded and unsecured obligation to issue a share of common stock (or an equivalent cash amount) to the grantee in the future. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will be settled either in cash or shares of our common stock as determined by the Compensation Committee.

LTIP Units

LTIP Unit Awards consist of a grant of OP Units. LTIP Units can be granted either as free-standing Awards or in tandem with other Awards under the 2025 Non-Employee Director Plan and are valued by reference to the value of shares of our common stock. LTIP Unit Awards will be structured to qualify as so-called “profits interests” for U.S. federal income tax purposes, meaning that no income will be recognized by the recipient upon grant or vesting, and we will not be entitled to any corresponding deduction. As profits interests, LTIP Units would not initially have full parity with OP Units with respect to liquidating distributions, but upon the occurrence of specified events could over time achieve such parity and thereby accrete to an economic value equivalent to shares of our common stock on a one-for-one basis. However, there are circumstances under which such parity would not be reached, in which case the value of the LTIP Unit Award would be reduced. If LTIP Units are not disposed of within the one-year period beginning on the date of grant of the LTIP Unit Award, any gain (assuming the applicable tax elections are made by the grantee) realized by the recipient upon disposition will be taxed as long-term capital gain.

Dividend Equivalent Rights

Dividend equivalent rights entitle the grantee to receive amounts equal to all or any of the ordinary cash dividends that are paid on the shares underlying a grant while the grant is outstanding. Dividend equivalent rights may be paid in cash, in shares of our common stock or in another form. The Compensation Committee will determine whether dividend equivalent rights will be conditioned upon the vesting or payment of the grant to which they relate and the other terms and conditions of the grant.

Other Stock-Based or Cash-Based Awards

Under the 2025 Non-Employee Director Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based Awards subject to such terms and conditions that the Compensation Committee may determine. Such Awards may include the grant or offer for sale of unrestricted shares of our common stock, performance share Awards, and performance units settled in cash.

Adjustments

In connection with a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, the Compensation Committee will make adjustments as it deems appropriate in (i) the maximum number of shares of our common stock reserved for issuance as grants, (ii) the fiscal year dollar limit applicable to any individual participating in the 2025 Non-Employee Director Plan, (iii) the number and kind of shares covered by outstanding grants, (iv) the kind of shares that may be issued under the 2025 Non-Employee Director Plan and (v) the terms of any outstanding stock Awards, including exercise or strike price, if applicable, and, if required by Maryland law, subject to approval by our Board.

Change in Control

Unless the Compensation Committee determines otherwise, in the event of a change in control, all outstanding awards will become fully vested (including lapsing of all restrictions and conditions) and, as applicable, exercisable. In the event of a change in control, the Compensation Committee may also (i) provide for the assumption of or the issuance of substitute awards, (ii) provide that for a period of at least 20 days prior to the change in control, stock options or SARs that would not otherwise become exercisable prior to a change in control will be exercisable as to all shares of common stock, as the case may be, subject thereto and that any stock options or SARs not exercised prior to the consummation of the change in control will terminate and be of no further force or effect as of the consummation of the change in control, (iii) modify the terms of such awards to add events or conditions (including the termination of service as a director within a specified period after a change in control) upon which the vesting of such awards will accelerate, (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Compensation Committee) after closing or (v) settle awards for an amount (as determined in the sole discretion of the Compensation Committee) of cash or securities (in the case of stock options and SARs that are settled in cash, the amount paid will be equal to the in-the-money spread value, if any, of such awards).

In general terms, a change in control under the 2025 Non-Employee Director Plan occurs if:

●

during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period whose appointment or election is endorsed by two-thirds of the incumbent directors no longer constitute a majority of the Board;

●	a person becomes a beneficial owner of our capital stock representing 30% of the voting power of our outstanding capital stock;

●

we merge into another entity, unless (a) more than 50% of the combined voting power of the merged entity or its parent is represented by our voting securities that were outstanding immediately prior to the merger, (b) the Board prior to the merger constitutes at least a majority of the board of directors of the merged entity or its parent following the merger and (c) no person is or becomes the beneficial owner of 30% or more of the combined voting power of the outstanding capital stock eligible to elect directors of the merged entity or its parent;

●	we sell or dispose of all or substantially all of our assets (other than to a Company affiliate); or

●	our stockholders approve a plan of liquidation or dissolution.

Amendment, Effective Date and Termination of the 2025 Non-Employee Director Plan

Our Board may amend or terminate the 2025 Non-Employee Director Plan at any time, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Our stockholders must approve any amendment if their approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, the 2025 Non-Employee Director Plan will terminate on the day before the tenth anniversary of the Effective Date.

Certain U.S. Federal Income Tax Consequences

The material U.S. Federal Income Tax Consequences under the 2025 Non-Employee Director Plan are substantially similar to the consequences under the 2025 Omnibus Incentive Plan. See “Proposal No. 3, Approval of 2025 Omnibus Incentive Plan — Certain U.S. Federal Income Tax Consequences.”

Recommendation of the Board of Directors:

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2025 NON-EMPLOYEE DIRECTOR PLAN

EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Age	Position
David Bistricer	75	Chief Executive Officer and Co-Chairman of the Board
J.J. Bistricer	44	Chief Operating Officer
Jacob Schwimmer	54	Chief Property Management Officer
Lawrence E. Kreider	77	Chief Financial Officer and Secretary

Below is certain background information regarding the executive officers of Clipper Realty Inc.

David Bistricer. See information set forth under the heading “Proposal No. 1–Election of Directors.”

J.J. Bistricer has, since August 2015, served as Chief Operating Officer of the Company and, since 2006, served as Chief Operating Officer at several properties in the New York City metropolitan area in which David Bistricer is General Manager, with direct responsibility for acquisitions, dispositions, leasing, property development and property operations. Mr. Bistricer has been an officer of Clipper Equity, which controls and manages entities that own interests in multi-family and commercial properties in the New York metropolitan area (as more fully described under the heading “Certain Relationships and Related Party Transactions”), since 2006. At the Company’s Flatbush Gardens property, Mr. Bistricer has served as overall operating manager since 2006 and executed the extensive renovation and repositioning strategy to modernize the property through 2018. At the Company’s 250 Livingston Street property, Mr. Bistricer managed the conversion of certain office space to residential units from 2006 to 2013, and the subsequent renovation of certain residential units from 2014 to 2017. Mr. Bistricer has served as Chief Operating Officer at the Company’s Tribeca House properties since acquisition in December 2014, executed a comprehensive, multi-year repositioning strategy, and is responsible for residential and retail leasing, development and operations at the properties. Mr. Bistricer led the extensive renovation of the Company’s Clover House property from acquisition in 2017 to completion in 2019. Mr. Bistricer currently operates approximately 7,000 residential units across multiple companies. Mr. Bistricer is the son of David Bistricer, our Chief Executive Officer and Co-Chairman of the Board. As Chief Operating Officer at a number of other properties in the New York metropolitan area, Mr. Bistricer has additional experience in repositioning properties, including office and hospital use to residential rental and condominium use.

Jacob Schwimmer has, since August 2015, served as Chief Property Management Officer of the Company and, since 1992, been actively involved in managing, developing and investing in residential and commercial real estate properties in the New York City metropolitan area, in conjunction with his parents and in partnership with David Bistricer and Sam Levinson. Mr. Schwimmer, members of his family and family trusts were principal investors in the acquisitions of the 141 Livingston Street and 250 Livingston Street properties in 2002, and the acquisition of the Flatbush Gardens property in 2005. Mr. Schwimmer has served as the principal property management executive at these properties since acquisition. Mr. Schwimmer also serves in the same capacity at another property in New York City in which David Bistricer is the managing member.

Lawrence E. Kreider, Jr. served as Chief Financial Officer of the Company from 2015 until his retirement in 2019 before returning in May 2021 as Chief Financial Officer of the Company. Previously, he was retired and self-employed as a financial consultant from 2012 to August 2015, when he became the Chief Financial Officer of the Company. Mr. Kreider was Chief Financial Officer of Cedar Realty Trust from 2007 to 2011, where he had direct responsibility for all aspects of the Company’s financial operations. From 2001 to 2007, Mr. Kreider was Senior Vice President, Chief Financial Officer, Chief Information Officer and Chief Accounting Officer for Affordable Residential Communities, now named Hilltop Holdings Inc. From 1999 to 2001, Mr. Kreider was Senior Vice President of Finance for Warnaco Group Inc. and, in 2000 and 2001, President of Warnaco Europe. From 1986 to 1999, Mr. Kreider held several senior finance positions with Revlon, Inc., as Senior Vice President, Controller and Chief Accounting Officer, and with MacAndrews & Forbes Holdings. Prior to 1986, he held senior finance positions with Zale Corporation, Johnson Matthew Jewelry Corporation and Refinement International Company. Mr. Kreider began his career with Coopers & Lybrand, now PricewaterhouseCoopers. Mr. Kreider holds a Bachelor of Arts from Yale University and a Master’s of Business Administration from the Stanford Graduate School of Business.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. Our “named executive officers” during 2024 were:

●	David Bistricer, Chief Executive Officer
●	J.J. Bistricer, Chief Operating Officer
●	Jacob Schwimmer, Chief Property Management Officer

We are a “smaller reporting company” as defined by Item 10(f)(1) of Regulation S-K and, as such, we are permitted to comply with the reduced disclosure requirements of Item 402 of Regulation S-K.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2024 and 2023.

Name & Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
David Bistricer	2024	$630,000	$2,445,000	$-	$375,307	$3,450,307
Chief Executive Officer	2023	$630,000	$835,000	$250,000	$310,552	$2,025,552

J.J. Bistricer	2024	$425,000	$3,067,500	$307,000	$326,476	$4,125,976
Chief Operating Officer	2023	$390,500	$-	$1,057,000	$307,089	$1,754,589

Jacob Schwimmer	2024	$325,000	$2,262,500	$300,000	$224,200	$3,111,700
Chief Property Management Officer	2023	$300,000	$370,000	$950,000	$204,812	$1,824,812

(1)

The 2024 “Stock Awards” column includes: (a) annual incentive award granted to Mr. D. Bistricer on March 12, 2024, in the form of 61,224 LTIP units having a grant date fair value of $300,000; (b) special long-term equity incentive awards for the successful completion of the Article 11 transaction related to the Flatbush Gardens property granted to Mr. David Bistricer – 360,990 LTIP units with a grant date fair value equal to $1,610,000; Mr. J.J. Bistricer – 631,727 LTIP units with a grant date fair value equal to $2,817,502; and Mr. Schwimmer – 451,233 LTIP units with a grant date fair value equal to $2,012,499; and (c) long-term equity incentive awards granted to: Mr. David Bistricer – 109,184 LTIP units with a grant date fair value equal to $535,000; Mr. J.J. Bistricer – 51,020 LTIP units with a grant date fair value equal to $250,000; and Mr. Schwimmer – 51,020 LTIP units with a grant date fair value equal to $250,000. The amounts reported in this column represent the grant date fair value of the LTIP unit awards calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the LTIP unit awards, see Note 2 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. See information under the headings “Annual Incentive Awards” and “Long-Term Equity Incentive Awards” below for a discussion of annual and long-term equity incentive awards granted to our named executive officers.

(2)

The 2024 “Non-Equity Incentive Plan Compensation” column includes annual incentive awards paid in cash on March 18, 2024 to Messrs. J.J. Bistricer and Schwimmer See information under the heading “Annual Incentive Awards” below for a discussion of annual incentive awards granted to our named executive officers.

(3)

The “All Other Compensation” column includes cash distributions on outstanding LTIP units on each of April 4, May 30, August 22, and November 27, 2024. As of December 31, 2024, Mr. David Bistricer owned 1,348,637 LTIP units; Mr. J.J. Bistricer owned 1,490,876 LTIP units; and Mr. Schwimmer owned 1,041,233 LTIP units.

Outstanding Equity Awards at 2024 Fiscal Year End

The following table provides information about outstanding, unvested Company equity-based awards held by each of our named executive officers as of December 31, 2024:

Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
David Bistricer	726,591	(2)	$3,327,787	-	-
J.J. Bistricer	1,182,747	(3)	$5,416,981	-	-
Jacob Schwimmer	843,089	(4)	$3,861,348	-	-

(1)	The market value of the unvested equity awards held by our named executive officers is based on the closing price of our stock on December 31, 2024, of $4.58 per share.

(2)

Represents the following awards which are generally subject to continued employment through the vesting date: (ii) 70,000 and 30,000 LTIP units granted on April 27, 2022 and June 15, 2022 as long-term equity incentive awards, which is scheduled to vest on January 1, 2033, (iv) 95,196 LTIP units granted on March 24, 2023 as a long-term equity incentive award, which is scheduled to vest on January 1, 2026; 61,224 LTIP units granted on March 12, 2024 as an annual incentive award, which is scheduled to vest on January 1, 2025, (iv) 109,184 LTIP units granted on March 12, 2024 as a long-term equity incentive award, which is scheduled to vest on January 1, 2027 and (v) 360,990 LTIP units granted on December 12, 2024 as a special long-term equity incentive award, which is scheduled to vest ratably from December 12, 2025 through December 12, 3033.

(3)

Represents the following awards which are generally subject to continued employment through the vesting date: (i) 350,000 and 150,000 LTIP units granted on April 27, 2022 and June 15, 2022 as long-term equity incentive award which is scheduled to vest on January 1, 2033; (ii) 51,020 LTIP units granted on March 12, 2024 as a long-term equity incentive award, which is scheduled to vest on January 1, 2027,and (iii) 631,727 LTIP units granted on December 12, 2024 as a special long-term equity incentive award, which is scheduled to vest ratably from December 12, 2025 through December 12, 3033.

(4)

Represents the following awards, which are generally subject to continued employment through the vesting date: (i) 192,500 and 82,500 LTIP units granted on April 27, 2022 and June 15, 2022 as long-term equity incentive awards, which is scheduled to vest on January 1, 2033; (ii) 65,836 LTIP units granted on March 14, 2023 as a long-term equity incentive award, which is scheduled to vest on January 1, 2026; (iii) 51,020 LTIP units granted on March 12, 2024 as a long-term equity incentive award, which is scheduled to vest on January 1, 2027, and (v) 451,233 LTIP units granted on December 12, 2024 as a special long-term equity incentive award, which is scheduled to vest ratably from December 12, 2025 through December 12, 3033..

Employment Agreements

On August 3, 2015, we entered into, through our operating partnership, employment agreements with each of our named executive officers. Under the employment agreements, Mr. David Bistricer serves as Chief Executive Officer of the Company, Mr. J.J. Bistricer serves as Chief Operating Officer of the Company, and Mr. Schwimmer serves as Chief Property Management Officer of the Company. The term of each employment agreement is for an unspecified duration and constitutes “at will” employment.

Each employment agreement provides for, among other things: (i) an initial annual base salary of $500,000 for Mr. David Bistricer, $250,000 for Mr. J.J. Bistricer and $200,000 for Mr. Schwimmer, (ii) an annual incentive award, with a target award opportunity of 50% of annual base salary for Mr. David Bistricer, 100% of annual base salary for Mr. J.J. Bistricer and 75% of annual base salary for Mr. Schwimmer, with the actual amount to be earned ranging from 0% to 100% of target based on actual achievement against performance metrics to be established by the Compensation Committee, (iii) annual long-term equity incentive compensation awards to be granted beginning in 2016 in form, including vesting restrictions, and amount determined in the sole discretion of the Compensation Committee and the Board, and (iv) participation in the Company’s employee benefit and welfare plans. Effective March 12, 2024, the Board approved annual base salaries of $630,000 for Mr. David Bistricer, $425,000 for Mr. J.J. Bistricer and $325,000 for Mr. Schwimmer.

Upon a termination of a named executive officer’s employment by the Company without “cause,” subject to a general release of claims in favor of the Company, the named executive officer will be entitled to: (i) a prorated annual incentive award for the year of termination based on actual performance, (ii) either (A) continued benefits under the Company’s group healthcare, vision and dental plans through the 12-month anniversary of termination of employment or (B) a lump-sum payment (grossed up for applicable taxes) equal to 12 times the monthly COBRA cost of continued health and medical coverage, and (iii) continued vesting of any outstanding equity compensation awards as if the named executive officer had remained employed through the applicable vesting dates.

“Cause” generally means the named executive officer’s: (i) conviction of, or plea of, guilty or no contest to, any felony or any crime involving fraud or moral turpitude, (ii) engagement in gross misconduct that causes material financial or reputation harm to the Company, (iii) material violation of the terms of the employment agreement or any written Company policy, or (iv) disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by the named executive officer’s job description, or loss of any governmental or self-regulatory license that is reasonably necessary for the named executive officer to perform his duties or responsibilities.

Each employment agreement also contains confidentiality and non-disparagement provisions, which apply indefinitely, and non-competition as well as client and employee non-solicitation provisions that apply during the term of the employment agreement and for a period of up to one year following a termination of employment for any reason. In addition, the employment agreements for Messrs. David Bistricer and J.J. Bistricer acknowledge that each such named executive officer provides services to Clipper Equity and other entities and businesses affiliated with Mr. David Bistricer (which we refer to as the “affiliated entities”), that such responsibilities preclude each such named executive officer from devoting substantially all of his time to the Company, and that there may be certain potential conflicts of interest or duties associated with their roles at the Company and the affiliated entities. For a further discussion of Clipper Equity, see information under the heading “Certain Relationships and Related Party Transactions—Clipper Equity.”

Other than the employment agreements described above, we do not currently have any agreements, plans or arrangements that provide for severance payments to our named executive officers.

Annual Incentive Awards

We grant any annual incentive awards to the named executive officers pursuant to the Clipper Realty Inc. 2015 Executive Incentive Compensation Plan (the “2015 Incentive Plan”). The 2015 Incentive Plan provides that annual incentive awards may be paid out to participants in either cash or equity-based compensation (the equity-based payouts are made pursuant to the 2015 Omnibus Incentive Plan described below). Annual incentive awards for 2024 and 2023 were paid to our named executive officers in March 2024 and 2023, respectively, as follows: Mr. David Bistricer – 61,224 and 53,381 LTIP units with a grant date fair value equal to $300,000 and $300,000, respectively, and a cash payment of $250,000; Mr. J.J. Bistricer – cash payments of 307,000 and $1,057,000, respectively; and Mr. Schwimmer – cash payments of $300,000 and $950,000, respectively. The LTIP units granted to Mr. David Bistricer in 2024 and 2023 vested on January 1, 2025, and January 1, 2024, respectively, and are reflected in the “Stock Awards” column of the “Summary Compensation Table” and the annual incentive award paid in cash is reflected in the “Non-Equity Incentive Plan Compensation of the “Summary Compensation Table” as 2024 and 2023 compensation, respectively. Mr. J.J. Bistricer and Mr. Schwimmer’s 2024 and 2023 annual incentive awards were paid in cash and are reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” as 2024 and 2023 compensation, respectively.

Long-Term Equity Incentive Awards

Our Board adopted, and our stockholders approved, the 2015 Omnibus Incentive Compensation Plan, effective August 3, 2015, as amended, pursuant to which cash and equity-based incentives may be granted to employees and consultants. The principal purposes of the 2015 Omnibus Incentive Plan are to give the Company a competitive advantage in attracting, retaining and motivating employees and consultants, to align the interests of participants with those of the Company’s stockholders and to promote ownership of the Company’s equity. The 2015 Omnibus Incentive Plan provides for the grant of stock options (both stock options intended to be “incentive stock options” intended to meet the requirements under Section 422 of the Code and stock options intended to be “nonqualified stock options” that do not meet such requirements), stock appreciation rights, restricted stock, restricted stock units, LTIP units, dividend equivalent rights, and other equity-based, equity-related or cash-based awards (including performance share awards and performance units settled in cash).

LTIP unit awards consist of a grant of limited partnership units of Clipper Realty L.P., the Company’s operating partnership, and are valued by reference to shares of the Company’s common stock. These awards are structured to qualify as “profits interests” for federal income tax purposes. Upon vesting, LTIP unit awards are convertible by the holder on a one-for-one basis into OP units, with each OP unit redeemable at the request of the holder for cash, in an amount equal to the price of a share of the Company’s common stock, or, at the Company’s election, for one share of the Company’s common stock.

On March 12, 2024, we granted long-term equity incentive awards, in the form of LTIP units, to our named executive officers as follows: Mr. David Bistricer – 109,184 LTIP units with a grant date fair value equal to $535,000; and Mr. J.J. Bistricer – 51,020 LTIP units with a grant date fair value equal to $250,000.and Mr. Schwimmer – 51,020 LTIP units with a grant date fair value equal to $250,000. The awards are scheduled to vest on January 1, 2027. On December 12, 2024, we granted a special long-term equity incentive award related to execution of an Article 11 agreement for the Flatbush Gardens property, in the form of LTIP units, to our named executive officers as follows: Mr. David Bistricer – 360,987 LTIP units with a grant date fair value equal to $1,610,000; and Mr. J.J. Bistricer – 631,727 LTIP units with a grant date fair value equal to $2,817,500.and Mr. Schwimmer – 451,239 LTIP units with a grant date fair value equal to $2,012,500. The awards are scheduled to vest ratably on December, 12, 2025 through December 12, 2033. All these awards are reflected in the “Stock Awards” column of the “Summary Compensation Table” as 2024 compensation.

Pay vs Performance

As required by Item 402(v) of Regulation S-K, the information below reflects the relationship between executive compensation actually paid by us to David Bistricer, as principal executive officer (“PEO”), and Mr. J.J. Bistricer and Mr. Jacob Schwimmer, our other named executive officers (“NEOs”) against various measures for the years ended December 31, 2024, 2023 and 2022. The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its PEO and NEOs.

Year	Summary Compen- sation Table Total for PEO	Compen- sation Actually Paid to PEO	Average Summary Compen- sation Table Total For Non- PEO NEO’s	Average Compen- sation Actually Paid to Non- PEO NEO’s	Value of Initial $100 Investment Based On Total Stockholder Return	Net (Loss)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$3,450,307	$3,279,034	$3,618,838	$3,322,746	$57.55	$(6,582,000)
2023	$2,025,552	$1,895,189	$1,414,701	$1,034,469	$92.77	$(15,564,000)
2022	$2,104,117	$951,469	$4,385,261	$2,690,655	$101.56	$(12,571,000)

(c)

Compensation Actually Paid to the PEO is the Summary Compensation Table Total adjusted for the change in fair value of LTIP Awards of $(171,273), $(130,361) and $(1,152,648) in 2024, 2023 and 2022, respectively. The Company’s stock price declined from $9.94 per share on December 31, 2021 to $6.40 per share on December 30, 2022, to $5.40 per share on December 29, 2023 to $4.58 on December 31, 2024. The decrease in fair value of awards in 2024, 2023 and 2022 result primarily from the changes in the fair value of:  (i) unvested awards, which were granted during the covered year, as of the end of the covered year, compared to the fair value on the date of grant, (ii) unvested awards, which were granted during the prior year, as of the end of the covered year, compared to the fair value at the end of the prior year, and (iii) awards granted in a prior year, which vested in the covered year, as of the vesting date, compared to the fair value at the end of the prior year.

(e)

Average Compensation Actually Paid to the Non-PEO NEOs is the average of the Summary Compensation Table Total adjusted for the average of the change in fair value of LTIP Awards of, $(296,092), $(380,232), and $(1,694,606) in 2024, 2023 and 2022 respectively. The Company’s stock price declined from $9.94 per share on December 31, 2021, to $6.40 per share on December 30, 2022, to $5.40 per share on December 29, 2023, and to $4.58 per share on December 31, 2024. The decrease in fair value of awards in 2024, 2023, and 2022 result primarily from the changes in the fair value of:  (i) unvested awards, which were granted during the covered year, as of the end of the covered year, compared to the fair value on the date of grant, (ii) unvested awards, which were granted during the prior year, as of the end of the covered year, compared to the fair value at the end of the prior year, and (iii) awards granted in a prior year, which vested in the covered year, as of the vesting date, compared to the fair value at the end of the prior year.

(f)

Total Stockholder Return for 2024 is based on the decrease in stock price from $9.94 per share on December 31, 2021, to $4.58 per share on December 31, 2024, adjusted for dividends paid in 2024, 2023 and 2022 of $1.14 per share. Total Stockholder Return for 2023 is based on the decline in stock price from $9.94 per share on December 31, 2021, to $5.40 per share on December 30, 2023, adjusted for dividends paid in 2023 and 2022 of $0.76 per share.  Total Shareholder Return for 2022 is based on the decrease in stock price from $9.94 per share on December 31, 2021, to $6.40 per share on December 31, 2022, adjusted for dividends paid in 2022 of $0.38 per share.

(g)	Net (loss) is as reported in the Company’s Annual Reports on Form 10-K.

Relationship Between Compensation Actually Paid and Net (Loss) and TSR

Our net loss for the years ended December 31, 2024, 2023 and 2022 was $(6,582,000), $(15,565,000), $(12,571,000), respectively, and TSR for the years ended December 31, 2024, 2023 and 2022 was 57.55, 92.77 and 101.56, respectively. The increase in compensation actually paid to our PEO from 2022 to 2024 is not consistent with the decrease in our TSR from 2022 to 2024, not consistent with the increase in net loss from 2022 to 2023 and consistent with the decrease in the net loss from 2023 to 2024.  The decrease in compensation actually paid to our Non-PEO NEOs from 2022 to 2023 is consistent with the decrease in our TSR from 2022 to 2023 and the increase in net loss from 2022 to 2023. The increase in compensation actually paid to our Non-PEO NEOs from 2023 to 2024 is not consistent with the decrease in our TSR from 2023 to 2024 and consistent with the decrease in net loss from 2023 to 2024.

Retirement Benefits

We do not currently offer plans that provide for retirement benefits, including, but not limited to, tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans, or nonqualified defined contribution plans.

Director Compensation

The following table provides information on the compensation of each non-employee director in connection with service on our Board in 2024. Directors who are also employees of the Company or any of its subsidiaries did not receive, and will not receive, any additional compensation for their service as directors.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation(2)	Total
Sam Levinson	$-	$2,370,000	$325,164	$1,085,161
Howard M. Lorber	$95,000	$25,290	$6,072	$126,362
Richard N. Burger	$75,000	$25,290	$5,439	$105,729
Robert J. Ivanhoe	$85,000	$25,290	$6,072	$116,362
Harmon Spolan	$75,000	$25,290	$5,439	$105,279
Roberto A. Verrone	$75,000	$25,290	$5,343	$105,633

(1)

The amounts in this column represent the grant date fair value of LTIP unit awards, calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the LTIP unit awards, see Note 2 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In 2024, we determined Mr. Levinson’s director fees would equal $199,707 and we granted him 43,839 LTIP units for such compensation, of which 10,960 LTIP units vested on each of March 31, June 30, September 30, and December 31, 2024. In addition, we granted Mr. Levinson long-term equity incentive awards of (a) $535,000 in the form of 109,184 LTIP units that will vest on January 1, 2027 and (b) $1,610,000 in the form of 360,987 LTIP units that will vest on ratably on December 12, 2025 through December 12 2033, both generally subject to his continued service as a director. In 2024, we granted each of our non-employee directors (including Mr. Levinson), additional compensation of $25,290 in the form of 5,300 LTIP units, of which 1,325 LTIP units vested on each of March 31, June 30, September 30, and December 31, 2024. Mr. Levinson held 840,367 unvested LTIP units as of December 31, 2024; none of our other non-employee directors held any unvested LTIP units as of December 31, 2024.

(2)

The amounts in this column represent the payment of quarterly cash distributions in 2024, with respect to outstanding LTIP units. As of December 31, 2024, Mr. Levinson owned 1,371,785 LTIP units; Messrs. Lorber and Ivanhoe each owned 21,279 LTIP units; Messrs. Burger and Spolan each owned 19,612 LTIP units; and Mr. Verrone owned 5,300 LTIP units.

Effective August 2015, we adopted a compensation program for our directors pursuant to which we pay customary fees to each of our non-employee directors, including an initial $75,000 base cash retainer (an initial $80,000 for Mr. Levinson, updated as in (1) above) and other Board and committee fees as determined from time to time, including an additional fee for the Chairman of each of our Board committees ($10,000) and for the non-executive Co-Chairman of our Board ($50,000). Mr. Levinson’s retainer and other fees are paid in the form of LTIP unit awards, at Mr. Levinson’s election with Board approval. In 2024, as discussed above, we granted 5,300 LTIP units to each of our non-employee directors. All non-employee director LTIP unit awards were granted pursuant to the Clipper Realty Inc. 2015 Non-Employee Director Plan.

We also reimburse our directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including, without limitation, travel expenses in connection with their in-person attendance at Board and committee meetings.

STOCK OWNERSHIP

PRINCIPAL STOCKHOLDERS

The following table sets forth information known to us about the beneficial ownership of shares of our common stock and special voting stock as of April 30, 2025, by our 5% or greater stockholders and by our executive officers and directors. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power or investment power of such security. A stockholder is also deemed to be, as of any date, the beneficial owner of any securities that such stockholder has the right to acquire within 60 days after such date, through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement, or (iv) the automatic termination of a trust, discretionary account or similar arrangement.

As of April 30, 2025, there were 16,146,546 shares of our common stock and 26,317,396 shares of our special voting stock outstanding.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Clipper Realty Inc., 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class(1)	Number of Shares of Special Voting Stock Beneficially Owned(1)	Percent of Class(1)	Aggregate Number of Voting Securities Beneficially Owned(1)		Percent of Class(1)
5% or Greater Stockholders (other than Executive Officers and Directors)
ES 2024 Family Trust (2)	-	-	2,731,667	10.4%	2,731,667		6.2%
David Bistricer Trust of 2014(3)	-	-	2,772,500	10.5%	2,772,500		6.2%
Moric Bistricer Trust of 2014(4)	-	-	2,772,500	10.5%	2,772,500		6.2%
Invesco Ltd. (5)	1,479,514	8.2%	-	-	1,479,514		3.3%

Executive Officers and Directors
David Bistricer	1,457,131	8.7%	8,556,116	32.5%	10,013,248	(6)	22.6%
Sam Levinson	2,182,113	12.0%	7,296,278	27.7%	9,478,371	(7)	21.3%
Howard M. Lorber	49,508	*	-	-	49,508	(8)	*
Robert J. Ivanhoe	24,139	*	-	-	24,139	(9)	*
Roberto A. Verrone	24,139	*	-	-	24,139	(10)	*
Richard N. Burger	22,472	*	-	-	22,472	(11)	*
Harmon S. Spolan	23,472	*	-	-	23,472	(12)	*
Jacob Schwimmer	233,144	1.3%	2,188,333	8.3%	2,421,177	(13)	5.5%
J.J. Bistricer	308,129	1.7%	-	-	308,129	(14)	*
Lawrence Kreider	144,683	*	-	-	144,683	(15)	*
All Executive Officers and Directors as a group (10 persons)	4,468,928	24.6%	18,040,727	68.6%	22,509,655		50.6%

*Less than 1%.

1.

Holders of our special voting stock generally are entitled to vote together as a single class with holders of our common stock on all matters on which our common stockholders are entitled to vote, as if such holder of our special voting stock had exchanged any Class B LLC units in our predecessor entities (the “Class B LLC units”) held by such holder for shares of our common stock. Class B LLC units are units of certain limited liability companies that are indirect subsidiaries of the Company. Each Class B LLC unit is exchangeable, together with one share of special voting stock, for an amount of cash equal to the price of a share of the Company’s common stock, or, at the Company’s election, one share of the Company’s common stock. As of April 30, 2025, the aggregate number of outstanding shares of common stock and special voting stock was 42,463,942, consisting of 16,146,256 shares of common stock and 26,317,396 shares of special voting stock. In addition, as of April 30, 2025, there were 2,008,468 vested LTIP units outstanding.

2.	Mendel Schwimmer, the husband of Eva Schwimmer, is the sole trustee of the ES 2024 Family Trust, and has sole voting and investment control over all the shares held by this trust.

3.	Marc Bistricer, the son of David Bistricer, is the sole trustee of the David Bistricer Trust of 2014, and has sole voting and investment control over all the shares held by this trust.

4.	Marc Bistricer, the sole trustee of the Moric Bistricer Trust of 2014, has sole voting and investment control over all the shares held by this trust.

5.

Based solely on the Schedule 13G filed by Invesco Ltd. on February 7, 2025, Invesco Ltd., in its capacity as a parent holding company to its investment advisers, may be deemed to beneficially own 1,479,514 shares of our common stock, which are held of record by clients of Invesco Ltd... The address for the Invesco Ltd. is 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309.

6.

Represents (i) 4,278,058 shares of special voting stock owned directly, (ii) 4,278,058 shares special voting stock and 348,933 shares of common stock owned by the Moric Bistricer Trust of 2016, for which David Bistricer is the sole trustee (iii) 106,666 shares of common stock, (iv) 683,270 vested LTIP units, which are convertible into common stock on a one-for-one basis, (v) 318,262 shares of common stock owned by the Moric Bistricer 2012 Family Trust, for which David Bistricer is one of two trustees. Excludes 161,275, 109,184, 117,841 and 100,000 and LTIP units which will vest in 2026, 2027, 2028 and 2033, respectively, and 360,987 LTIP units which will vest ratably from 2025 through 2033, generally subject to continued employment through the vesting date. Excludes 449,395 shares of common stock owned by the David Bistricer Trust of 2013 and 2,772,500 shares of special voting stock owned by the David Bistricer Trust of 2014 for which Marc Bistricer, the son of David Bistricer, is the sole trustee and excludes 248,933 shares of common stock owned by the David Bistricer Family Trust, of which Ester Bistricer, David Bistricer’s spouse, is the sole trustee all for which David Bistricer disclaims beneficial ownership.

7.

Represents (i) 1,253,016 shares of common stock and 4,464,692 shares of special voting stock owned by Trapeze Inc., a Delaware corporation, (ii) 136,782 shares of common stock and 1,362,039 shares of special voting stock owned by Trapeze D Holdings LLC, a Delaware limited liability company, (iii) 128,185 shares of common stock and 1,469,548 shares of special voting stock owned by ECL Holdings LLC, a Delaware limited liability company, (iv) 556,196 vested LTIP units, which are convertible into common stock on a one-for-one basis, (v) 91,934 shares of common stock, and (vi) 16,000 shares of common stock owned by Sam Levinson’s spouse through the R. Michelle Levinson Profit Sharing Plan, of which Mr. Levinson is co-trustee. Sam Levinson has sole voting and investment control over the entities in (i) through (iii) in the preceding sentence. Excludes 24,779, 95,196, 109,184, 117,841 and 275,000 LTIP units which will vest in 2025, 2026, 2027, 2028 and 2033, respectively, and 360,987 LTIP units which will vest ratably from 2025 through 2033 generally subject to continued service as a director. The address for Trapeze Inc., Trapeze D Holdings LLC, ECL Holdings LLC and Sam Levinson is 810 Seventh Avenue, 28th Floor, New York, New York 10019.

8.

Represents 24,139 vested LTIP units, which are convertible into common stock on a one-for-one basis, and 25,369 shares of common stock. Excludes 2,860 LTIP units which will vest in 2025, generally subject to continued service as a director.

9.

Represents 24,139 vested LTIP units, which are convertible into common stock on a one-for-one basis. Excludes 2,860 LTIP units which will vest in 2025, generally subject to continued service as a director.

10.

Represents 8,160 vested LTIP units, which are convertible into common stock on a one-for-one basis, and 15,979 shares of common stock. Excludes 2,860 LTIP units which will vest in 2025, generally subject to continued service as a director.

11.

Represents 22,472 vested LTIP units, which are convertible into common stock on a one-for-one basis. Excludes 2,860 LTIP units which will vest in 2025, generally subject to continued service as a director.

12.

Represents 22,472 vested LTIP units, which are convertible into common stock on a one-for-one basis, and 1,000 shares of common stock. Excludes 2,860 LTIP units which will vest in 2025, generally subject to continued service as a director.

13.

Represents 35,000 shares of common stock, 198,144 vested LTIP units, which are convertible into common stock on a one-for-one basis, and 437,667 shares of special voting stock owned by Jacob Schwimmer and 1,750,667 shares of special voting stock owned by the Schwimmer Family Irrevocable Gift Trust 2. Mr. Schwimmer is the trustee of the Schwimmer Family Irrevocable Gift Trust 2 and has sole voting and investment control over all the shares held by this trust. Excludes 65,836, 55,066, and 275,000 LTIP units owned by Mr. Schwimmer which will vest in 2026, 2027, 2028 and 2033, respectively, and 451,233 LTIP units which will vest ratably from 2025 through 2033, generally subject to continued employment through the vesting date.

14.

Represents 308,129 vested LTIP units, which are convertible into common stock on a one-for-one basis. Excludes 100,000 shares of common stock owned by the Jacob Joseph Bistricer 2017 Trust; Ester Bistricer, the mother of J.J. Bistricer, is the sole trustee of this trust and has sole voting and investment control over all the shares held by this trust. Excludes 51,020, 55,066 and 500,000 LTIP units which will vest in 2027, 2028 and 2033, respectively, and 631,727 LTIP units which will vest ratably from 2025 through 2033 generally subject to continued employment through the vesting date.

15.

Represents 144,683 vested LTIP units, which are convertible into common stock on a one-for-one basis. Excludes, 41,610, 47,724, 51,509 and 25,000 LTIP units which will vest in 2026, 2027, 2028 and 2033 generally subject to continued employment through the vesting date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Approval Policy

Our Board has adopted a written related party transaction approval policy (the “Related Party Transaction Policy”) pursuant to which an independent committee (which may be a standing or ad hoc committee) of our Board will review and approve, or take such other action as it may deem appropriate with respect to, the following transactions:

●

a transaction in which we are a participant, which involves an amount exceeding $120,000 and in which any of our directors, officers or 5% stockholders, or any other “related person” as defined in Item 404 of SEC Regulation S-K (“Item 404”), has or will have a direct or indirect material interest;

●	any material amendment, modification or extension of the Company’s tax protection agreement, services agreements or continuing investors registration rights agreement; and

●	any other transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404.

This policy sets forth factors to be considered by an independent committee in determining whether to approve any such transaction, including the nature of our involvement in the proposed transaction, whether we have demonstrable business reasons to enter into the proposed transaction, whether the proposed transaction would impair the independence of a director and whether the proposed transaction involves any potential reputational or other risk issues.

To simplify the administration of the approval process under the Related Party Transaction Policy, an independent committee may, where appropriate, establish guidelines for certain types of related party transactions or designate certain types of such transactions that will be deemed pre-approved. This policy also provides that the following transactions are deemed pre-approved:

●	decisions on compensation or benefits for, or the hiring or retention of, our directors and executive officers, if approved by the applicable committee of the Board;

●	indemnification and advancement of expenses pursuant to our charter, bylaws or an indemnification agreement; and

●

transactions where the related person’s interest or benefit arises solely from such person’s ownership of our securities, and other holders of such securities receive the same benefit on a pro rata basis.

If our Board appoints an ad hoc independent committee to review and take action with regard to a related party transaction, the committee will be comprised of at least three independent directors. A director on any committee considering a related party transaction who has an interest in the transaction will not participate in the consideration of that transaction, unless requested by the chairperson of the committee.

This policy does not apply to the administration of the Company’s tax protection agreement, which is described in further detail below.

In the ordinary course of our business, we entered into transactions with the entities set forth below in 2024 and 2023, which were approved under our Related Party Transaction Policy. We believe that these transactions were entered into on an arm’s length basis and were executed on terms no less favorable to us than those we could have obtained from unrelated third parties.

Clipper Equity and Directors

Clipper Equity controls and manages entities that own interests in multi-family and commercial properties in the New York metropolitan area. Each of David Bistricer, our Co-Chairman of the Board and Chief Executive Officer, and J.J. Bistricer, our Chief Operating Officer, is an officer of Clipper Equity. Each of Sam Levinson, our Co-Chairman of the Board and the Chairman of our Investment Committee, and Jacob Schwimmer, our Chief Property Management Officer, have ownership interests in properties controlled by Clipper Equity.

During the years ended December 31, 2024 and 2023, the Company shared office space with Clipper Equity and in connection therewith paid overhead charges related to office expenses to Clipper Equity of approximately $308,000 and $264,000, respectively.

During the years ended December 31, 2024 and 2023, the Company recognized reimbursable payroll expense pertaining to Clipper Equity of approximately $1 and $97,500, respectively.

On October 10, 2024, the Company guaranteed an agreement between the Company's subsidiary, 250 Livingston Owner LLC, and IronHound Management Company LLC, whose principal is the Company's director Roberto Verrone, to provide consulting services regarding the loan related to the 250 Livingston Street property. The initial fee paid upon the agreement is $125,000 and the agreement also includes restructuring and other fees payable upon certain loan modifications. The arrangement was approved by an independent committee of the Company’s board of directors.

During the year ended December 31, 2024, the Company engaged Greenberg Traurig, in which the Company's director Robert Ivanhoe is a senior partner, regarding the loan to 141 Livingston Street, for a fee of approximately $15,000.

We have adopted an investment policy (the “Investment Policy”) that provides that our officers, including officers involved with Clipper Equity, will not invest in any multi-family or commercial property (other than excluded assets, as defined below) located in the metropolitan New York City area, unless the investment opportunity is first offered to the Company and our Board (or an independent committee thereof) determines that the Company will not pursue the investment opportunity. Our officers can pursue investment opportunities related to excluded assets, which include (i) for-sale condominium or cooperative conversions, (ii) development projects, (iii) projects that would require us to obtain guarantees from third parties or to backstop obligations of other parties, and (iv) land acquisitions, without first offering them to the Company. Under our charter, we renounce any interest or expectancy in, or right to be offered or to participate in, any business opportunity identified in any investment policy (including the Investment Policy) or agreement with any of our officers unless the policy or agreement contemplates that the officer must present, communicate, or offer such business opportunity to us.

Operating Partnership Agreement and Limited Liability Company Agreements

We were incorporated in the State of Maryland on July 7, 2015. On August 3, 2015, we closed a private offering of shares of our common stock, in which we raised net proceeds of approximately $130.2 million (the “Private Offering”). In connection with the Private Offering, we consummated a series of investment and other formation transactions that were designed, among other things, to enable us to qualify as a real estate investment trust, or a "REIT,” for U.S. federal income tax purposes, and we elected to be treated as a REIT commencing with the taxable year ended December 31, 2015. We contributed the net proceeds of the Private Offering to Clipper Realty L.P., our operating partnership subsidiary, or the "Operating Partnership,”, in exchange for units in the Operating Partnership. Our ownership interest in our initial portfolio of properties (Tribeca House, Flatbush Gardens, 141 Livingston Street and 250 Livingston Street) was acquired in the formation transactions in connection with the Private Offering. These properties are owned by the predecessor entities, which after the formation transactions are referred to as the "LLC Subsidiaries.” Upon completion of the Private Offering and the formation transactions described above, we assumed responsibility for managing the LLC Subsidiaries, which are managed by us through the Operating Partnership. The Operating Partnership is the managing member of the LLC Subsidiaries and owns Class A units in such LLC Subsidiaries. The Operating Partnership’s interests in the LLC Subsidiaries generally entitle the Operating Partnership to all cash distributions from, and the profits and losses of, the LLC Subsidiaries, other than the preferred distribution to the continuing investors who hold Class B LLC units in these LLC Subsidiaries. In connection with the formation transactions, holders of interests in the predecessor entities received Class B LLC units in the LLC Subsidiaries and an equal number of our special, non-economic, voting stock. The Class B LLC units, together with the special voting shares, are convertible into shares of our common stock on a one-for-one basis.

Concurrently with the completion of the Private Offering, we entered into an operating partnership agreement (the “Operating Partnership Agreement”) with the various persons who received Class B LLC units, the operating partnership, entered into amended and restated limited liability company agreements (the “LLC Agreements”) with the various Continuing Investors. As a result, such persons became either limited partners of our Operating Partnership or non-managing members of our LLC Subsidiaries.

Pursuant to the Operating Partnership Agreement and LLC Agreements, each limited partner of our Operating Partnership has the right, subject to the terms and conditions set forth in the Operating Partnership Agreement, to require our Operating Partnership to redeem all or a portion of the units of limited partnership in our Operating Partnership (the “OP units”) held by such limited partner in exchange for a cash amount equal to the number of tendered OP units multiplied by the price of a share of our common stock (determined in accordance with, and subject to adjustment under, the terms of the Operating Partnership Agreement), unless the terms of such OP units or a separate agreement entered into between the Operating Partnership and the holder of such OP units provide that the holder is not entitled to a right of redemption or impose conditions on the exercise of such right of redemption. On or before the close of business on the fifth business day after we receive a notice of redemption, we may, in our sole and absolute discretion, but subject to the restrictions on the ownership of our stock imposed under our charter and the transfer restrictions and other limitations thereof, elect to acquire some or all of the tendered OP units from the tendering person in exchange for shares of our common stock, based on an exchange ratio of one share of our common stock for each OP unit (subject to anti-dilution adjustments provided in the Operating Partnership Agreement). Pursuant to the LLC Agreements, each non-managing member of the LLC Subsidiaries has the right, subject to the terms and conditions set forth in the LLC Agreements, to require our Operating Partnership to exchange all or a portion of the Class B LLC units held by such non-managing member, together with the same number of shares of our special voting stock, for a cash amount equal to the number of tendered Class B LLC units multiplied by the price of a share of our common stock (determined in accordance with, and subject to adjustment under, the terms of the LLC Agreements), unless the terms of such Class B LLC units or a separate agreement entered into between an LLC Subsidiary and the holder of such Class B LLC units provide that the holder is not entitled to a right of exchange or imposes conditions on the exercise of such right of exchange. On or before the close of business on the fifth business day after we and the Operating Partnership receive a notice of exchange, we may, in our sole and absolute discretion, but subject to the restrictions on the ownership of our stock imposed under our charter and the transfer restrictions and other limitations thereof, elect to acquire some or all of the tendered Class B LLC units from the tendering non-managing member in exchange for shares of our common stock, based on an exchange ratio of one share of our common stock for each Class B LLC unit (subject to anti-dilution adjustments provided in the LLC Agreements).

Indemnification of Our Directors and Officers

To the maximum extent permitted by Maryland law in effect from time to time, our charter authorizes us to indemnify any individual who serves or has served, and our bylaws obligate us to indemnify any individual who is made or threatened to be made a party to or witness in a proceeding by reason of his or her service:

●	as a present or former director or officer of our Company; or

●

while a director or officer of our Company and, at our request, as a director, officer, partner, manager, member or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise, from and against any claim or liability to which he or she may become subject or that he or she may incur by reason of his or her service in any of these capacities.

Our charter authorizes us, and our bylaws require us, without requiring a preliminary determination of such individual’s ultimate entitlement to indemnification, to pay or reimburse any such individual’s reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of our Company in any of the capacities described above and any employee or agent of our Company or a predecessor of our Company.

We have entered into indemnification agreements with each of our directors and executive officers that provide for indemnification and advance of expenses to the maximum extent permitted by Maryland law.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Under the rules of the SEC, we are permitted to use a method of delivery often referred to as “householding.” Householding permits us to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. If we household materials for future meetings, then only one copy of our annual report and proxy statement will be sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household proxy materials for our Annual Meeting. For voting purposes, a separate proxy card will be included for each account at the shared address. We will deliver promptly, upon oral or written request, a separate copy of our Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder at the same address, to which a single copy of these documents was delivered. If you wish to receive a separate copy of the Annual Report and Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, you may contact Broadridge via the Internet at www.proxyvote.com, via telephone at 1-800-579-1639, or via email at sendmaterial@proxyvote.com. You can also contact your broker, bank or other nominee to make a similar request. Stockholders sharing an address who now receive multiple copies of our annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, may request delivery of a single copy by contacting us as indicated above, or by contacting their broker, bank or other nominee, provided the broker, bank or other nominee has elected to household proxy materials.

STOCKHOLDER PROPOSALS

2025 Annual Meeting Proposals

Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Chief Financial Officer and Secretary at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York, 11219, no later than December 31, 2025. Any proposal should be addressed to our Chief Financial Officer and Secretary, and may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in any future proxy materials relating to any annual meeting, any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC.

In addition, our bylaws currently require that we be given advance written notice of nominations for election as directors and other matters that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). Our Chief Financial Officer and Secretary must receive such notice at the address set forth on the first page of this Proxy Statement no later than the close of business on December 31, 2025, and no earlier than December 1, 2025, in order for director nominations and/or other matters to be eligible to be presented at the 2026 annual meeting of stockholders.

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 20, 2026.

OTHER MATTERS

Our Board knows of no other matters that may properly be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their discretion.

It is important that the proxies be returned promptly and that you be represented. Stockholders are urged to authorize a proxy promptly (i) via electronically submitting a proxy or voting instruction card over the Internet, (ii) via telephone, or (iii) via delivering to us or your broker, bank or other nominee, a signed and dated proxy card.

APPENDIX A

CLIPPER REALTY INC.

2025 OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE I GENERAL		1

1.1	Purpose	1
1.2	Definitions of Certain Terms	1
1.3	Administration	6
1.4	Persons Eligible for Awards	8
1.5	Types of Awards Under Plan	9
1.6	Shares of Common Stock Available for Awards	9
1.7	Individual Limitations	10

ARTICLE II AWARDS UNDER THE PLAN		10

2.1	Agreements Evidencing Awards	10
2.2	No Rights as a Stockholder	11
2.3	Options	11
2.4	Stock Appreciation Rights	13
2.5	Restricted Shares	14
2.6	Restricted Stock Units	14
2.7	LTIP Units	14
2.8	Dividend Equivalent Rights	15
2.9	Other Stock-Based or Cash-Based Awards	15
2.10	Repayment If Conditions Not Met	17

ARTICLE III MISCELLANEOUS		18

3.1	Amendment of the Plan	18
3.2	Tax Withholding	18
3.3	Required Consents and Legends	19
3.4	Right of Offset	20
3.5	Nonassignability; No Hedging	20
3.6	Change in Control	20
3.7	No Continued Employment or Engagement; Right of Discharge Reserved	21
3.8	Nature of Payments	21
3.9	Non-Uniform Determinations	22
3.10	Other Payments or Awards	22
3.11	Plan Headings	22
3.12	Termination of Plan	22
3.13	Clawback/Recapture Policy	22
3.14	Section 409A	23
3.15	Section 162(m)	24
3.16	Governing Law	24
3.17	Disputes; Choice of Forum	24
3.18	Waiver of Jury Trial	25
3.19	Waiver of Claims	25
3.20	Severability; Entire Agreement	26
3.21	No Liability With Respect to Tax Qualification or Adverse Tax Treatment	26
3.22	No Third-Party Beneficiaries	26
3.23	Successors and Assigns of the Company	26
3.24	Date of Adoption and Approval of Stockholders	26

CLIPPER REALTY INC.
2025 OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE I
GENERAL

1.1    Purpose

The purpose of the Clipper Realty Inc. 2025 Omnibus Incentive Compensation Plan (as amended from time to time, the “Plan”) is to help the Company (as hereinafter defined): (1) attract, retain and motivate key employees (including prospective employees) and consultants (other than non-employee directors of Clipper Realty Inc., a Maryland corporation (“Clipper Realty”)); (2) align the interests of such persons with Clipper Realty’s stockholders; and (3) promote ownership of Clipper Realty’s equity.

1.2    Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:

1.2.1    “Acquisition Awards” has the meaning set forth in Section 1.6.1.

1.2.2    “Award” means an award made pursuant to the Plan.

1.2.3    “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

1.2.4    “Board” means the Board of Directors of Clipper Realty.

1.2.5    “Business Combination” has the meaning provided in the definition of Change in Control.

1.2.6    “Cause” means (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Cause,” “Cause” as defined in that agreement or (b) with respect to any other Grantee, the occurrence of any of the following: (i) such Grantee’s conviction of, or plea of guilty or no contest to, any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof or under the laws of any other jurisdiction, (ii) such Grantee’s attempted commission of, or participation in, a fraud or theft against the Company or any client of the Company, (iii) such Grantee’s engagement in gross misconduct that causes financial or reputation harm to the Company, (iv) such Grantee’s repeated failure to substantially perform his or her duties and responsibilities to the Company (other than failure resulting from incapacity due to mental or physical illness or injury or from any permitted leave required by law), (v) such Grantee’s material violation of any contract or agreement between the Grantee and the Company or any written Company policy, (vi) such Grantee’s habitual abuse of narcotics or (vii) such Grantee’s disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by his or her job description or such Grantee’s loss of any governmental or self-regulatory license that is reasonably necessary for such Grantee to perform his or her duties or responsibilities, in each case as an Employee or a Consultant, as applicable, of the Company.

1.2.7    “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.

1.2.8    “Change in Control” means, except in connection with any initial public offering of the Common Stock, the occurrence of any of the following events after the completion of the initial public offering of the Company:

(a)    during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Clipper Realty in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Clipper Realty as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(b)    any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of Clipper Realty representing 30% or more of the combined voting power of Clipper Realty’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities:  (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition);

(c)    the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Clipper Realty that requires the approval of Clipper Realty’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least 50% of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) will be deemed to be a “Non-Qualifying Transaction”); or

(d)    the consummation of a sale of all or substantially all of Clipper Realty’s assets (other than to an affiliate of Clipper Realty); or

(e)    Clipper Realty’s stockholders approve a plan of complete liquidation or dissolution of Clipper Realty.

Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control will then occur.

1.2.9    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

1.2.10    “Committee” has the meaning set forth in Section 1.3.1.

1.2.11    “Common Stock” means the common stock of Clipper Realty, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

1.2.12    “Company” means Clipper Realty and any Subsidiary, and any successor entity thereto.

1.2.13    “Company Voting Securities” has the meaning provided in the definition of Change in Control.

1.2.14    “Consent” has the meaning set forth in Section 3.3.2.

1.2.15    “Consultant” means any individual (other than a non-employee Director), corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to the Company.

1.2.16    “Covered Person” has the meaning set forth in Section 1.3.4.

1.2.17    “Director” means a member of the Board.

1.2.18    “Effective Date” has the meaning set forth in Section 3.24.

1.2.19    “Employee” means a regular, active employee and/or a prospective employee of the Company, but not including a non-employee Director.

1.2.20    “Employment” means a Grantee’s performance of services for the Company, as determined by the Committee. The terms “employ” and “employed” will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment, (b) whether and when a change in a Grantee’s association with the Company results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated will include both voluntary and involuntary terminations.

1.2.21    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.22    “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

1.2.23    “Good Reason” means (a) with respect to a Grantee employed pursuant to a written employment agreement which agreement includes a definition of “Good Reason,” “Good Reason” as defined in that agreement or (b) with respect to any other Grantee, the occurrence of any of the following in the absence of the Grantee’s written consent: (i) any material and adverse change in the Grantee’s position or authority with the Company as in effect immediately before a Change in Control, other than an isolated and insubstantial action not taken in bad faith and which is remedied by the Company within 30 days after receipt of notice thereof given by the Grantee; (ii) the transfer of the Grantee’s primary work site to a new primary work site that is more than 50 miles from the Grantee’s primary work site in effect immediately before a Change in Control; or (iii) a diminution of the Grantee’s base salary in effect immediately before a Change in Control by more than 10%, unless such diminution applies to all similarly situated employees. If the Grantee does not deliver to the Company a written notice of termination within 60 days after the Grantee has knowledge that an event constituting Good Reason has occurred, the event will no longer constitute Good Reason. In addition, the Grantee must give the Company 30 days to cure the event constituting Good Reason.

1.2.24    “Grantee” means an Employee or Consultant who receives an Award.

1.2.25    “Incentive Stock Option” means a stock option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

1.2.26    “Incumbent Directors” has the meaning provided in the definition of Change in Control.

1.2.27    “LTIP Units” has the meaning set forth in Section 2.7.1.

1.2.28     “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.

1.2.29    “Operating Partnership” has the meaning set forth in Section 2.7.1.

1.2.30     “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.9.1.

1.2.31    “Performance-Based Awards” means certain Other Stock-Based or Cash-Based Awards granted pursuant to Section 2.9.2.

1.2.32    “Performance Criteria” has the meaning set forth in Section 2.9.2.

1.2.33    “Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards, which may or may not be based on Performance Criteria.

1.2.34    “Plan” has the meaning set forth in Section 1.1.

1.2.35    “Plan Action” has the meaning set forth in Section 3.3.1.

1.2.36    “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

1.2.37    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.38    “Share Equivalents” means the measuring unit for purposes of the Plan to determine the number of Shares that may be subject to awards hereunder, subject to Section 1.6.

1.2.39    “Share Limit” has the meaning set forth in Section 1.6.1.

1.2.40    “Shares” means shares of Common Stock.

1.2.41    “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which Clipper Realty, directly or indirectly, owns stock or other equity interests possessing 25% or more of the total combined voting power of all classes of the then-outstanding stock or other equity interests.

1.2.42    “Surviving Entity” has the meaning provided in the definition of Change in Control.

1.2.43    “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of Clipper Realty and of any Subsidiary or parent corporation of Clipper Realty.

1.2.44    “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.3    Administration

1.3.1    The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a)    exercise all of the powers granted to it under the Plan;

(b)    construe, interpret and implement the Plan and all Award Agreements;

(c)    prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;

(d)    make all determinations necessary or advisable in administering the Plan;

(e)    correct any defect, supply any omission and reconcile any inconsistency in the Plan;

(f)    amend the Plan to reflect changes in applicable law;

(g)    grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon the attainment of Performance Goals and/or upon continued service;

(h)    amend any outstanding Award Agreement in any respect including, without limitation, to

(1)     accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(2)     accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(3)     waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions or

(4)     reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and

(i)    determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14,

(1)     Awards may be

(A)     settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),

(B)     exercised or

(C)     canceled, forfeited or suspended,

(2)     Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,

(3)     to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,

(4)     Awards may be settled by Clipper Realty, any of its Subsidiaries or affiliates or any of their designees and

(5)     the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset.

1.3.2    Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

1.3.3    Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

1.3.4    No member of the Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:

(a)    any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and

(b)    any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Clipper Realty’s articles of incorporation or bylaws, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

1.4    Persons Eligible for Awards

Awards under the Plan may be made to Employees and Consultants.

1.5    Types of Awards Under Plan

Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:

(a)    stock options,

(b)    stock appreciation rights,

(c)    restricted shares,

(d)    restricted stock units,

(e)    operating partnership units

(f)    dividend equivalent rights and

(g)    other equity-based or equity-related Awards (as further described in Section 2.9), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6    Shares of Common Stock Available for Awards

1.6.1    Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be 7,800,000 (the “Share Limit”). Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of shares that may be granted under the Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.

1.6.2    Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the Shares available for issuance under the Plan. Shares tendered by a Grantee or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation with respect to an Award will not again be available for Awards.

1.6.3     Adjustments. The Committee will:

(a)    adjust the number of Shares authorized pursuant to Section 1.6.1,

(b)    adjust the individual Grantee limitations set forth in Sections 1.7, 2.4.1 and 2.5.1,

(c)    adjust the number of Shares set forth in Section 2.3.2 that can be issued through Incentive Stock Options and

(d)    adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.

1.7    Individual Limitations

The maximum number of Shares with respect to which Awards may be granted during any fiscal year to any Grantee who is an Employee will be 700,000 (as adjusted pursuant to the provisions of Section 1.6.3). The grant limit under the preceding sentence will be adjusted upward or downward, as applicable, on a pro rata basis for each full or partial fiscal year in the applicable performance period.

ARTICLE II
AWARDS UNDER THE PLAN

2.1    Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2    No Rights as a Stockholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of Clipper Realty with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.

2.3    Options

2.3.1    Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine; provided, however, that the maximum number of Shares as to which stock options may be granted under the Plan to any one individual in any fiscal year may not exceed 700,000 Shares (as adjusted pursuant to the provisions of Section 1.6.3).

2.3.2     Incentive Stock Options. At the time of grant, the Committee will determine:

(a)    whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option and

(b)    the number of Shares subject to such Incentive Stock Option; provided, however, that

(1)    the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any fiscal year (under all such plans of Clipper Realty and of any Subsidiary or parent corporation of Clipper Realty) may not exceed $100,000 and

(2)    no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.

The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. No more than 7,800,000 Shares (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan may be issued through Incentive Stock Options.

2.3.3    Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value). Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock options.

2.3.4    Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years) from the date on which the stock option is granted.

2.3.5    Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.

To exercise a stock option, the Grantee must give written notice to the Company specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:

(a)     personal check,

(b)     Shares, based on the Fair Market Value as of the exercise date,

(c)    any other form of consideration approved by the Company and permitted by applicable law and

(d)    any combination of the foregoing.

The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.3.6    Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Clipper Realty’s stockholders.

2.4    Stock Appreciation Rights

2.4.1    Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine; provided, however, that the maximum number of Shares as to which stock appreciation rights may be granted under the Plan to any one individual in any fiscal year may not exceed 700,000 Shares (as adjusted pursuant to the provisions of Section 1.6.3).

2.4.2    Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock appreciation rights.

2.4.3    Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

2.4.4    Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.

To exercise a stock appreciation right, the Grantee must give written notice to the Company specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:

(a)    the excess of:

(1)     the Fair Market Value of the Common Stock on the date of exercise over

(2)     the exercise price of such stock appreciation right

multiplied by

(b)    the number of stock appreciation rights exercised, will be delivered to the Grantee.

Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.4.5    Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Clipper Realty’s stockholders.

2.5    Restricted Shares

2.5.1    Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and will, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by the Company or its designated agent until the time the restrictions lapse.

2.5.2    Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all ordinary cash dividends or other ordinary distributions paid upon any restricted share will be paid to the relevant Grantee (any extraordinary dividends or other extraordinary distributions will be treated in accordance with Section 1.6.3).

2.6    Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Clipper Realty, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.7    LTIP Units

2.7.1    Grants. The Committee may grant Awards of undivided fractional limited partnership interests in Clipper Realty L.P., a Maryland limited partnership (together with any successor entity, the “Operating Partnership”), the entity through which Clipper Realty conducts its business and an entity that has elected to be treated as a partnership for federal income tax purposes, of one or more classes (“LTIP Units”) established pursuant to the Operating Partnership’s agreement of limited partnership, as amended from time to time. Awards of LTIP Units will be valued by reference to, or otherwise determined by reference to or based on, Shares, and may be in such amounts and subject to such terms and conditions as the Committee may determine. LTIP Units awarded under the Plan may be (1) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership or Shares, or (2) valued by reference to the book value, fair value or performance of the Operating Partnership. Awards of LTIP Units are intended to qualify as “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Grantee in the Plan who is rendering services to or for the benefit of the Operating Partnership, including its Subsidiaries.

2.7.2    Calculation of Share Amount. In order to calculate the number of Shares underlying an award of LTIP Units for purposes of the Share Limit, the Committee will establish in good faith the maximum number of Shares to which a Grantee receiving such award of LTIP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such awards of LTIP Units (and for purposes of the Share Limit) will be reduced accordingly by the Committee. Awards of LTIP Units may be granted either alone or in addition to other Awards. The Committee may allow awards of LTIP Units to be held through a limited partnership, or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 2.7. For the avoidance of doubt, LTIP Units awarded under this Section 2.7 may be issued for no cash consideration.

2.8    Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Clipper Realty until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form (including, but not limited to, additional LTIP Units), whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

2.9    Other Stock-Based or Cash-Based Awards

2.9.1    Grant. The Committee may grant other types of equity-based, equity-related or cash-based Awards (including the grant or offer for sale of unrestricted Shares, performance share awards, performance units settled in cash) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to the achievement of Performance Goals, as determined by the Committee at the time of grant. Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.9.2    Performance-Based Awards. Notwithstanding anything to the contrary herein, Other Stock-Based or Cash-Based Awards may, at the discretion of the Committee, be granted as follows:

(a)    Establishment of the Performance Period, Performance Goals and Formula. A Grantee’s Performance-Based Award will be determined based on the attainment of written objective Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if the performance period is less than one year, the number of days which is equal to 25% of the relevant performance period. At the same time as the Performance Goals are established, the Committee will prescribe a formula to determine the amount of the Performance-Based Award that may be payable based upon the level of attainment of the Performance Goals during the performance period.

(b)    Performance Criteria. The Performance Goals will be based on one or more of the following business criteria (either separately or in combination) with regard to Clipper Realty (or a Subsidiary, division, other operational unit or administrative department of Clipper Realty) (“Performance Criteria”): measures of efficiency (including operating efficiency, productivity ratios or other similar measures); measures of achievement of expense targets, costs reductions, working capital, cash levels or general expense ratios; asset growth; earnings per share or net earnings; enterprise value or value creation targets; combined net worth; debt to equity ratio; revenues, sales, net revenues or net sales measures; gross profit or operating profit measures (including before or after taxes or other similar measures); investment performance; income or operating income measures (with or without investment income or income taxes, before or after risk-adjustment, or other similar measures); cash flow; margin; net income, before or after taxes; earnings before interest, taxes, depreciation and/or amortization; return measures (including return on capital, invested capital, total capital, tangible capital, expenses, tangible expenses, equity, revenue, investment, assets, or net assets or total shareholder return or similar measures); market share measures; measures of balance sheet achievements (including debt reductions, leverage ratios or other similar measures); increase in the Fair Market Value of Common Stock; changes (or the absence of changes) in the per share or aggregate Fair Market Value of Common Stock; the achievement of specific Company milestones such as the completion of an initial public offering or the registration and listing of Common Stock sold in connection with the Rule 144A offering; and number of securities sold and funds from operations.

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) or such other objective principles, as may be designated by the Committee. To the extent financial terms are defined under GAAP, all determinations will be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.

Any Performance Goals may be measured in absolute terms or relative to historic performance or the performance of other companies or an index.

To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), for each fiscal year of Clipper Realty, the Committee may (i) designate additional business criteria on which the Performance Goals may be based or (ii) provide for objectively determinable adjustments, modifications or amendments to any of the Performance Criteria described above, as the Committee may deem appropriate (including, but not limited to, for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of business under GAAP or (E) attributable to the business operations of any entity acquired by the Company during the fiscal year).

(c)    Certification of Performance. Following the completion of each performance period, the Committee will have the sole discretion to determine whether the applicable Performance Goals have been met with respect to a given Grantee and, if they have, will so certify in writing and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Grantee may be less (but not more) than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period will be paid to the Grantee at such time as determined by the Committee in its sole discretion after the end of such performance period.

2.10    Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.10, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.

ARTICLE III
MISCELLANEOUS

3.1    Amendment of the Plan

3.1.1    Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.7, no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.7, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.

3.1.2    Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency

3.2    Tax Withholding

Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax),

(a)    the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),

(b)    the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or

(c)    the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.

3.3    Required Consents and Legends

3.3.1    If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.14 such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2    The term “Consent” as used in this Article III with respect to any Plan Action includes:

(a)    any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States,

(b)    any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,

(c)    any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency,

(d)    any and all consents by the Grantee to:

(i)    the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,

(ii)    the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and

(iii)    the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan and

(e)    any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.

3.4    Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

3.5    Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6    Change in Control

3.6.1    Unless the Committee determines otherwise or as otherwise provided in the applicable Award Agreement, if a Grantee’s Employment is terminated by the Company or any successor entity thereto without Cause, or the Grantee resigns his or her Employment for Good Reason, in either case, on or within two (2) years after a Change in Control, (i) each Award granted to such Grantee prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, (ii) any outstanding Performance-Based Awards will be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open performance periods and (iii) any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Grantee’s termination of Employment.

3.6.2    In the event of a Change in Control, a Grantee’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of Employment within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

3.7    No Continued Employment or Engagement; Right of Discharge Reserved

Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will confer upon any Grantee any right to continued Employment, or other engagement, with the Company, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such Employment or other engagement at any time.

3.8    Nature of Payments

3.8.1    Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2    All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9    Non-Uniform Determinations

3.9.1    The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.

3.9.2    To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (a) establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (b) cause Clipper Realty to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.

3.10    Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11    Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12    Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13    Clawback/Recapture Policy

Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.14    Section 409A

3.14.1    All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan will govern.

3.14.2    Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(a)    any payment due upon a Grantee’s termination of Employment will be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;

(b)     any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(c)    if any payment to be made with respect to such Award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m) of the Code, such payment may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated;

(d)    to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(e)    with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(f)    if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;

(g)    if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award; and

(h)    for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Clipper Realty, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.16    Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.17    Disputes; Choice of Forum

3.17.1    The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in the County of Manhattan, State of New York, over any suit, action or proceeding arising out of or relating to or concerning the Plan or, to the extent not otherwise specified in any individual agreement between the Company and the Grantee, any aspect of the Grantee’s Employment with the Company or the termination of that Employment. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.17.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.17.1.

3.17.2    The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.17.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.17 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.

3.17.3    Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the General Counsel of the Company as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.

3.17.4    Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.19, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

3.18    Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.19    Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Grantee has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, the Grantee expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

3.20    Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.21    No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.22    No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

3.23    Successors and Assigns of the Company

The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.

3.24    Date of Adoption and Approval of Stockholders

The Plan was adopted by the Board on April 18, 2025 and was approved by Clipper Realty’s stockholders on [       ], 2025 (the “Effective Date”).

APPENDIX B

CLIPPER REALTY INC.

2025 NON-EMPLOYEE DIRECTOR PLAN

ARTICLE I GENERAL		1

1.1	Purpose	1
1.2	Definitions of Certain Terms	1
1.3	Administration	4
1.4	Persons Eligible for Awards	7
1.5	Types of Awards Under Plan	7
1.6	Shares of Common Stock Available for Awards	7

ARTICLE II AWARDS UNDER THE PLAN		8

2.1	Agreements Evidencing Awards	8
2.2	No Rights as a Stockholder	9
2.3	Options	9
2.4	Stock Appreciation Rights	10
2.5	Restricted Shares	11
2.6	Restricted Stock Units	12
2.7	LTIP Units	12
2.8	Dividend Equivalent Rights	13
2.9	Other Stock-Based or Cash-Based Awards	13
2.10	Repayment If Conditions Not Met	13

ARTICLE III MISCELLANEOUS		13

3.1	Amendment of the Plan	13
3.2	Tax Withholding	14
3.3	Required Consents and Legends	14
3.4	Right of Offset	15
3.5	Nonassignability; No Hedging	15
3.6	Change in Control	16
3.7	Right of Discharge Reserved	17
3.8	Nature of Payments	17
3.9	Non-Uniform Determinations	17
3.10	Other Payments or Awards	18
3.11	Plan Headings	18
3.12	Termination of Plan	18
3.13	Clawback/Recapture Policy	18
3.14	Section 409A	18
3.15	Governing Law	19
3.16	Disputes; Choice of Forum	20
3.17	Waiver of Jury Trial	20
3.18	Waiver of Claims	21
3.19	Severability; Entire Agreement	21
3.20	No Liability With Respect to Tax Qualification or Adverse Tax Treatment	21
3.21	No Third-Party Beneficiaries	21
3.22	Successors and Assigns of the Company	21
3.23	Date of Adoption and Approval of Stockholders	22

CLIPPER REALTY INC.
2025 NON-EMPLOYEE DIRECTOR PLAN

ARTICLE I
GENERAL

1.1    Purpose

The purpose of the Clipper Realty Inc. 2025 Non-Employee Director Plan (as amended from time to time, the “Plan”) is to: (1) attract, retain and motivate non-employee directors of the Board of Directors of Clipper Realty Inc., a Maryland corporation (“Clipper Realty”) (each such director, a “Non-Employee Director”); (2) align the interests of such persons with Clipper Realty’s stockholders; and (3) promote ownership of Clipper Realty’s equity.

1.2    Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:

1.2.1    “Award” means an award made pursuant to the Plan.

1.2.2    “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

1.2.3    “Board” means the Board of Directors of Clipper Realty.

1.2.4    “Business Combination” has the meaning provided in the definition of Change in Control.

1.2.5    “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.

1.2.6    “Change in Control” means, except in connection with any initial public offering of the Common Stock, the occurrence of any of the following events after the completion of the initial public offering of the Company:

(a)    during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Clipper Realty in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Clipper Realty as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(b)    any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of Clipper Realty representing 30% or more of the combined voting power of Clipper Realty’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities:  (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition);

(c)    the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Clipper Realty that requires the approval of Clipper Realty’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least 50% of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) will be deemed to be a “Non-Qualifying Transaction”); or

(d)    the consummation of a sale of all or substantially all of Clipper Realty’s assets (other than to an affiliate of Clipper Realty); or

(e)    Clipper Realty’s stockholders approve a plan of complete liquidation or dissolution of Clipper Realty.

Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control will then occur.

1.2.7    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

1.2.8    “Committee” has the meaning set forth in Section 1.3.1.

1.2.9    “Common Stock” means the common stock of Clipper Realty, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

1.2.10    “Company” means Clipper Realty and any Subsidiary, and any successor entity thereto.

1.2.11    “Company Voting Securities” has the meaning provided in the definition of Change in Control.

1.2.12    “Consent” has the meaning set forth in Section 3.3.2.

1.2.13    “Covered Person” has the meaning set forth in Section 1.3.4.

1.2.14    “Effective Date” has the meaning set forth in Section 3.23.

1.2.15    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.16    “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

1.2.17    “Grantee” means a Non-Employee Director who receives an Award.

1.2.18    “Incumbent Directors” has the meaning provided in the definition of Change in Control.

1.2.19    “LTIP Units” has the meaning set forth in Section 2.7.1.

1.2.20     “Non-Employee Director” has the meaning set forth in Section 1.1.

1.2.21    “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.

1.2.22    “Operating Partnership” has the meaning set forth in Section 2.7.1.

1.2.23     “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.8.

1.2.24    “Plan” has the meaning set forth in Section 1.1.

1.2.25    “Plan Action” has the meaning set forth in Section 3.3.1.

1.2.26    “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

1.2.27    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.28    “Share Limit” has the meaning set forth in Section 1.6.1.

1.2.29    “Shares” means shares of Common Stock.

1.2.30    “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which Clipper Realty, directly or indirectly, owns stock or other equity interests possessing 25% or more of the total combined voting power of all classes of the then-outstanding stock or other equity interests.

1.2.31    “Surviving Entity” has the meaning provided in the definition of Change in Control.

1.2.32    “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.3    Administration

1.3.1    The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a)    exercise all of the powers granted to it under the Plan;

(b)    construe, interpret and implement the Plan and all Award Agreements;

(c)    prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;

(d)    make all determinations necessary or advisable in administering the Plan;

(e)    correct any defect, supply any omission and reconcile any inconsistency in the Plan;

(f)    amend the Plan to reflect changes in applicable law;

(g)    grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of directorship on such Awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon continued service;

(h)    amend any outstanding Award Agreement in any respect, including, without limitation, to

(1)     accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(2)     accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(3)     waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions or

(4)     reflect a change in the Grantee’s circumstances (e.g., a change in position, duties or responsibilities); and

(i)    determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14,

(1)     Awards may be

(A)     settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),

(B)     exercised or

(C)     canceled, forfeited or suspended,

(2)     Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,

(3)     to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,

(4)     Awards may be settled by Clipper Realty, any of its Subsidiaries or affiliates or any of their designees and

(5)     the exercise price for any stock option or stock appreciation right may be reset.

1.3.2    Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

1.3.3    Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

1.3.4    No member of the Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:

(a)    any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and

(b)    any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Clipper Realty’s articles of incorporation or bylaws, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

1.4    Persons Eligible for Awards

Awards under the Plan may be made only to Non-Employee Directors.

1.5    Types of Awards Under Plan

Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:

(a)    stock options,

(b)    stock appreciation rights,

(c)    restricted shares,

(d)    restricted stock units,

(e)    operating partnership units

(f)    dividend equivalent rights and

(g)    other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6    Shares of Common Stock Available for Awards

1.6.1    Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be 3,000,000 (the “Share Limit”).

1.6.2    Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the Shares available for issuance under the Plan. Shares tendered by a Grantee or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation with respect to an Award will not again be available for Awards.

1.6.3    Adjustments. The Committee will:

(a)    adjust the number of Shares authorized pursuant to, and adjust the individual Grantee limitation set forth in, Section 1.6.1, and

(b)    adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.

1.7    Individual Limitations

The maximum number of Shares with respect to which Awards may be granted during any fiscal year to any Grantee who is a non-employee Director will be 700,000 (as adjusted pursuant to the provisions of Section 1.6.3). The grant limit under the preceding sentence will be adjusted upward or downward, as applicable, on a pro rata basis for each full or partial fiscal year in the applicable performance period.

ARTICLE II
AWARDS UNDER THE PLAN

2.1    Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2    No Rights as a Stockholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of Clipper Realty with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.

2.3    Options

2.3.1    Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.3.2    Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock options.

2.3.3    Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years from the date on which the stock option is granted.

2.3.4    Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.

To exercise a stock option, the Grantee must give written notice to the Company specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:

(a)     personal check,

(b)     Shares, based on the Fair Market Value as of the exercise date,

(c)    any other form of consideration approved by the Company and permitted by applicable law and

(d)    any combination of the foregoing.

The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.3.5    Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Clipper Realty’s stockholders.

2.4    Stock Appreciation Rights

2.4.1    Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.4.2    Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock appreciation rights.

2.4.3    Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

2.4.4    Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.

To exercise a stock appreciation right, the Grantee must give written notice to the Company specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:

(a)    the excess of:

(1)     the Fair Market Value of the Common Stock on the date of exercise over

(2)     the exercise price of such stock appreciation right

multiplied by

(b)    the number of stock appreciation rights exercised, will be delivered to the Grantee.

Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.4.5    Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of Clipper Realty’s stockholders.

2.5    Restricted Shares

2.5.1    Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and will, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by the Company or its designated agent until the time the restrictions lapse.

2.5.2    Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all ordinary cash dividends or other ordinary distributions paid upon any restricted share will be paid to the relevant Grantee (any extraordinary dividends or other extraordinary distributions will be treated in accordance with Section 1.6.3).

2.6    Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Clipper Realty, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee. Unless otherwise specified in an Award Agreement, in the event that a Grantee is removed or terminated as a director, or otherwise ceases to be a director of the Company, then, subject to and in accordance with the terms of this Plan, each vested restricted stock unit then held by the Grantee as of the date of such cessation of services will be settled as of such date.

2.7    LTIP Units

2.7.1    Grants. The Committee may grant Awards of undivided fractional limited partnership interests in Clipper Realty L.P., a Maryland limited partnership (together with any successor entity, the “Operating Partnership”), the entity through which Clipper Realty conducts its business and an entity that has elected to be treated as a partnership for federal income tax purposes, of one or more classes (“LTIP Units”) established pursuant to the Operating Partnership’s agreement of limited partnership, as amended from time to time. Awards of LTIP Units will be valued by reference to, or otherwise determined by reference to or based on, Shares, and may be in such amounts and subject to such terms and conditions as the Committee may determine. LTIP Units awarded under the Plan may be (1) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership or Shares, or (2) valued by reference to the book value, fair value or performance of the Operating Partnership. Awards of LTIP Units are intended to qualify as “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Grantee in the Plan who is rendering services to or for the benefit of the Operating Partnership, including its Subsidiaries.

2.7.2    Calculation of Share Amount. In order to calculate the number of Shares underlying an award of LTIP Units for purposes of the Share Limit, the Committee will establish in good faith the maximum number of Shares to which a Grantee receiving such award of LTIP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such awards of LTIP Units (and for purposes of the Share Limit) will be reduced accordingly by the Committee. Awards of LTIP Units may be granted either alone or in addition to other Awards. The Committee may allow awards of LTIP Units to be held through a limited partnership, or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 2.7. For the avoidance of doubt, LTIP Units awarded under this Section 2.7 may be issued for no cash consideration.

2.8    Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Clipper Realty until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form (including, but not limited to, additional LTIP Units), whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

2.9    Other Stock-Based or Cash-Based Awards

The Committee may grant other types of equity-based, equity-related or cash-based Awards (including retainers and meeting-based fees and the grant or offer for sale of unrestricted Shares, performance share awards, performance units settled in cash) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine. Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.10    Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.10, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.

ARTICLE III
MISCELLANEOUS

3.1    Amendment of the Plan

3.1.1    Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.7, no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.7, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.

3.1.2    Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.

3.2    Tax Withholding

Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax),

(a)    the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),

(b)    the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or

(c)    the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.

3.3    Required Consents and Legends

3.3.1    If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.14, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2    The term “Consent” as used in this Article III with respect to any Plan Action includes:

(a)    any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States,

(b)    any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,

(c)    any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency,

(d)    any and all consents by the Grantee to:

(i)    the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,

(ii)    the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and

(iii)    the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan and

(e)    any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.

3.4    Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

3.5    Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6    Change in Control

3.6.1    Unless the Committee determines otherwise or as otherwise provided in the applicable Award Agreement, each Award will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable upon a Change in Control, and any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Change in Control.

3.6.2    In the event of a Change in Control, a Grantee’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of directorship within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

3.7    Right of Discharge Reserved

Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will (1) confer upon any Grantee the right to remain in the service of Clipper Realty or any of its Subsidiaries as a Non-Employee Director, (2) affect any right which Clipper Realty or any of its Subsidiaries may have to terminate or alter the terms and conditions of such service or (3) create any obligation on behalf of the Board to nominate any Non-Employee Director for re-election to the Board by Clipper Realty’s stockholders.

3.8    Nature of Payments

3.8.1    Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2    All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9    Non-Uniform Determinations

3.9.1    The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s directorship has been terminated for purposes of the Plan.

3.9.2    To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals and grant Awards (or amend existing Awards) in accordance with those rules.

3.10    Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11    Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12    Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13    Clawback/Recapture Policy

Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.14    Section 409A

3.14.1    All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan will govern.

3.14.2    Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(a)    any payment due upon a Grantee’s ceasing to provide services to the Company will be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;

(b)     any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(c)    if any payment to be made with respect to such Award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m) of the Code, such payment may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated;

(d)    to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(e)    with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(f)    if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;

(g)    if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award; and

(h)    for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Clipper Realty, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.15    Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.16    Disputes; Choice of Forum

3.16.1    The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in the County of Manhattan, State of New York, over any suit, action or proceeding arising out of or relating to or concerning the Plan or, to the extent not otherwise specified in any individual agreement between the Company and the Grantee, any aspect of the Grantee’s continuation of service with the Company or the termination of that service. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.16.1.

3.16.2    The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.16 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.

3.16.3    Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the General Counsel of the Company as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.

3.16.4    Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.18, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

3.17    Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.18    Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Grantee has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, the Grantee expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

3.19    Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.20    No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.21    No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

3.22    Successors and Assigns of the Company

The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.

3.23    Date of Adoption and Approval of Stockholders

The Plan was adopted by the Board on April 18, 2025 and was approved by Clipper Realty’s stockholders on [       ], 2025 (the “Effective Date”).

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
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The Board of Directors recommends you vote FOR the nominees listed below:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) David Bistricer
02) Sam Levinson
03) Howard M. Lorber
04) Robert J. Ivanhoe
05) Roberto A. Verrone
06) Harmon S. Spolan
07) Richard N. Burger

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The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

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0000678367_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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CLIPPER REALTY INC.
Annual Meeting of Stockholders
June 18, 2025
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints David Bistricer and Sam Levinson, or either of them, as proxies (the "proxies") for the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of Clipper Realty Inc. that the undersigned stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time on June 18, 2025, at the offices of Clipper Realty Inc. at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York 11219, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations set forth on the reverse side and in the discretion of the proxies upon such other matters that may be properly presented at the Annual Meeting of Stockholders or any adjournment, continuation, or postponement thereof.

0000678367_2 R1.0.0.2

Continued and to be signed on reverse side